Exhibit 1.1

Execution Version

MACH NATURAL RESOURCES LP

9,000,000 Common Units Representing Limited Partner Interests

UNDERWRITING AGREEMENT

April 6, 2026

MORGAN STANLEY & CO. LLC

1585 Broadway

New York, New York 10036

Ladies and Gentlemen:

Certain unitholders of Mach Natural Resources LP, a Delaware limited partnership (the “Partnership”), listed on Schedule I hereto (the “Selling Unitholders”) propose, subject to the terms and conditions stated in this agreement (this “Agreement”), to sell to the underwriter named in Schedule II hereto (the “Underwriter” or “you”) an aggregate of 9,000,000 common units representing limited partner interests in the Partnership (the “Common Units”). Such aggregate of 9,000,000 Common Units to be purchased from the Selling Unitholders by the Underwriter are called the “Firm Units.” The Selling Unitholders also propose to sell to the Underwriter in connection with the sale of the Firm Units, at the option of the Underwriter, up to an additional 1,350,000 Common Units (the “Option Units”). The Firm Units and the Option Units are hereinafter referred to collectively as the “Units.”

The Partnership and Mach Natural Resources GP LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), are hereinafter referred to as the “Mach Parties.” The Mach Parties and their respective subsidiaries are collectively referred to as the “Partnership Entities.”

It is understood and agreed to by the parties hereto that, (i) on September 16, 2025, the Partnership completed an acquisition of certain oil and gas assets pursuant to a Purchase and Sale Agreement dated July 9, 2025 from Sabinal Energy Operating, LLC (“Sabinal”), Sabinal Resources, LLC and Sabinal CBP, LLC (such assets, the “Sabinal Assets”) and (ii) on September 16, 2025, the Partnership completed an acquisition of the membership interests of certain entities owning oil and gas assets managed by IKAV Energy Inc. pursuant to a Membership Interest Purchase Agreement dated July 9, 2025 (such oil and gas assets, the “IKAV Assets” and, together with the Sabinal Assets, the “Acquired Assets”).

Any reference in this Agreement to the Initial Registration Statement, the Registration Statement, the Preliminary Prospectus, the Pricing Prospectus or the Prospectus (each as defined herein) shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act of 1933, as amended (the “Securities Act”), as of the date of the Registration Statement or the Prospectus, as the case may be, and any reference to any amendment or supplement to the Initial Registration Statement, the Registration Statement, the Preliminary Prospectus, the Pricing Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that, upon filing, are incorporated by reference therein.

The Mach Parties and each Selling Unitholder confirm as follows their respective agreements with the Underwriter.

1. The Mach Parties, jointly and severally, hereby represent and warrant to, and agree with, the Underwriter that, as of the date hereof and as of the Closing Date (as defined herein) and each Option Closing Date (as defined herein), if any:

1.1. A registration statement on Form S-3 (File No. 333-291166) in respect of the Units (the “Initial Registration Statement”) has been filed with the Securities and Exchange Commission (the “Commission”); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a “Rule 462(b) Registration Statement”), filed pursuant to Rule 462(b) under the Securities Act, which became effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued, no proceeding for that purpose has been initiated or threatened by the Commission and any request on the part of the Commission for additional information from the Partnership has been satisfied in all material respects; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all schedules and exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act and deemed by virtue of Rule 430A, 430B or 430C under the Securities Act to be part of the Initial Registration Statement at the time it was declared effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, each as amended at the time such part of the Initial Registration Statement became effective, are herein collectively called the “Registration Statement”; the base prospectus dated December 12, 2025 contained in the Registration Statement as of the Applicable Time (as defined in Section 1.3 hereof) is herein called the “Base Prospectus,” any preliminary prospectus supplement to the Base Prospectus which is used in connection with the offering and sale of the Units prior to the filing of the Prospectus, including the Base Prospectus, is herein called a “Preliminary Prospectus”; the Preliminary Prospectus relating to the Units that was included in the Registration Statement immediately prior to the Applicable Time is herein called the “Pricing Prospectus”; such final prospectus supplement to the Base Prospectus, in the form first filed pursuant to Rule 424(b) under the Securities Act, together with the Base Prospectus, is herein called the “Prospectus”; and any “issuer free writing prospectus” as defined in Rule 433 under the Securities Act relating to the Units is herein called an “Issuer Free Writing Prospectus”; and all references to the Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Pricing Prospectus, the Prospectus, any Issuer Free Writing Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”). From the time of the submission of the Registration Statement to the Commission through the date hereof, the Partnership has been and is an “emerging growth company,” as defined in Section 2(a) of the Securities Act (an “Emerging Growth Company”). Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement or filed pursuant to Rule 424(a) under the Securities Act prior to or on the date hereof.

1.2. (1) At the respective times the Initial Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Date (as defined herein) (and, if any Option Units are purchased, at each Option Closing Date (as defined herein)), the Initial Registration Statement, any Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the applicable requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder (the “Rules and Regulations”) and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (2) at the time the Prospectus or any amendments or supplements thereto were filed and at the Closing Date (and, if any Option Units are purchased, at each Option Closing Date), neither the Prospectus nor any amendment or supplement thereto included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the representations and warranties in clauses (1) and (2) above shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Partnership in writing by the Underwriter expressly for use in the Registration Statement or the Prospectus, it being understood and agreed that the only such information provided by any Underwriter is that described as such in Section 10(c) hereof. No order preventing or suspending the use of the Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Pricing Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission. No document has been prepared or delivered in reliance on Rule 434 under the Securities Act.

Each Base Prospectus, Preliminary Prospectus, Pricing Prospectus, Issuer Free Writing Prospectus and the Prospectus filed as part of the Initial Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the applicable requirements of the Securities Act and the Rules and Regulations and each Base Prospectus, Preliminary Prospectus, Pricing Prospectus, Issuer Free Writing Prospectus and the Prospectus delivered to the Underwriter for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

1.3. For the purposes of this Agreement, the “Applicable Time” is 4:05 p.m. (Eastern time) on the date of this Agreement; the Pricing Prospectus as supplemented by the Issuer Free Writing Prospectuses, Written Testing-the-Waters Communications (as defined herein) and other documents listed in Schedule III hereto, taken together (collectively, the “Pricing Disclosure Package”) as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus and/or Written Testing-the-Waters Communication listed on Schedule III hereto does not conflict with the information contained or incorporated by reference in the Registration Statement, the Pricing Prospectus or the Prospectus and each such Issuer Free Writing Prospectus and/or Written Testing-the-Waters Communication, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in an Issuer Free Writing Prospectus or Written Testing-the-Waters Communication in reliance upon and in conformity with information furnished in writing to the Partnership by the Underwriter expressly for use therein. “Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Securities Act.

1.4. At the time of the filing of the Initial Registration Statement, the Partnership was not and currently is not an “ineligible issuer,” as defined under Rule 405 under the Securities Act.

1.5. The Partnership has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Delaware, with full limited partnership power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus (and any amendment or supplement thereto) and to enter into and perform its obligations under this Agreement, and has been duly qualified as a foreign limited partnership for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure so to qualify or be in good standing would not have a material adverse effect on the condition (financial or other), earnings, business, properties, net worth, results of operations or prospects of the Partnership Entities, taken as a whole (a “Material Adverse Effect”).

1.6. The General Partner has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with full limited liability power and authority to own, lease and operate its properties and conduct its business and to act as general partner of the Partnership as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus (and any amendment or supplement thereto) and to enter into and perform its obligations under this Agreement to which the General Partner is a party, and has been duly qualified as a foreign limited liability company for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure so to qualify or be in good standing would not have a Material Adverse Effect.

1.7. Each of the Partnership Entities (other than the Partnership and the General Partner) has been duly incorporated, formed (or organized) and is validly existing as a corporation, limited partnership or limited liability company (or other organization) in good standing under the laws of the jurisdiction of its incorporation, formation (or organization), with power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus (and any amendment or supplement thereto), and has been duly registered and qualified to conduct its business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure so to register or qualify or be in good standing would not have a Material Adverse Effect; all of the issued and outstanding membership interests (or other ownership interests) of each subsidiary of the Partnership (collectively, the “Subsidiaries” and each a “Subsidiary”), has been duly and validly authorized and issued, is fully paid (to the extent required by their respective organizational documents) and non-assessable and is owned by the Partnership, directly or through Subsidiaries, free and clear of any transfer restrictions, security interests, liens, mortgage, pledge, charges, equities, claims, encumbrances or defects in title of any nature (each, an “Encumbrance”), except pursuant to the Revolving Credit Agreement, dated February 27, 2025 (as amended), among the Partnership, the lenders and issuing banks party thereto from time to time and Truist Bank, as administrative agent and collateral agent (the “New Credit Facility”).

1.8. The General Partner has, and at the Closing Date and any Option Closing Date will have, requisite limited liability company power and authority to serve as general partner of the Partnership as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

1.9. BCE-Mach Aggregator LLC, a Delaware limited liability company (“BCE-Mach Aggregator”), and Mach Resources LLC, a Delaware limited liability company (“Mach Resources”), own 100% of the limited liability company interests in the General Partner; such limited liability company interests have been duly authorized and validly issued in accordance with the GP LLCA and are fully paid (to the extent required by the GP LLCA) and non-assessable (except as such non-assessability may be affected by Sections 18-607 and 18-804 of the Delaware Limited Liability Company Act); and BCE-Mach Aggregator and Mach Resources own such limited liability company interests free and clear of all Encumbrances, except as permitted in the General Partner’s organizational documents or as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, if any.

1.10. The General Partner is, and will be at the Closing Date and any Option Closing Date, the sole general partner of the Partnership with a noneconomic general partner interest in the Partnership (the “GP Interest”); such GP Interest has been, and on the Closing Date and any Option Closing Date will be, duly authorized and validly issued in accordance with the Partnership Agreement; and the General Partner owns, and will own at the Closing Date and any Option Closing Date, such GP Interest free and clear of all Encumbrances, except as permitted in the General Partner’s organizational documents or as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, if any.

1.11. The Partnership has an authorized capitalization as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus (and any amendment or supplement thereto), and all of the issued and outstanding limited partner interests of the Partnership have been duly and validly authorized and issued, are fully paid (to the extent required by the organizational documents of the Partnership) and non-assessable (except as such non-assessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”)) and conform in all material respects to the descriptions thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus (and any amendment or supplement thereto); none of the issued and outstanding limited partner interests of the Partnership are subject to any preemptive or similar rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any equity securities of any of the Partnership Entities; and there are no outstanding options, warrants or similar rights to subscribe for, or contractual obligations to issue, sell, transfer or acquire, any equity securities of the Partnership Entities or any securities convertible into, or exercisable or exchangeable for, any such equity securities of the Partnership Entities, in each case pursuant to or under the applicable organizational documents of any of the Partnership Entities or any other agreement or other instrument that any such Partnership Entity is a party to or may be bound by.

1.12. The Common Units of the Partnership, including the Units to be sold by the Selling Unitholders to the Underwriter hereunder, have been duly and validly authorized and, when sold and delivered to and paid for by the Underwriter in accordance with the terms of this Agreement against payment of the consideration therefor, will be duly and validly issued and fully paid (to the extent required under the organizational documents of the Partnership) and non-assessable (except as such non-assessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act) and will conform in all material respects to the descriptions thereof contained in the Registration Statement, Pricing Disclosure Package and the Prospectus (or any amendment or supplement thereto); and the sale of such Units is not subject to any preemptive or similar rights.

1.13. The limited liability company interests of each of the Subsidiaries are wholly owned, directly or indirectly, by the Partnership free and clear of any Encumbrance. The Partnership does not have any additional subsidiaries and does not own a material interest in or control, directly or indirectly, any other corporation, partnership, joint venture, association, trust or other business organization, except (a) as set forth in Exhibit 21 to the Registration Statement and (b) certain other subsidiaries which, considered in the aggregate as a single subsidiary, do not constitute a “significant subsidiary” as defined in Rule 1-02 of Regulation S-X. Other than its direct or indirect ownership of the Partnership and its Subsidiaries, the General Partner does not have as of the date hereof and will not have, as of the Closing Date and any Option Closing Date, a material interest in or control, directly or indirectly, any other corporation, partnership, limited liability company, joint venture, association, trust or other business organization.

1.14. Each of the Mach Parties has all requisite power and authority to enter into this Agreement. This Agreement has been duly and validly authorized, executed and delivered by the Mach Parties and constitutes a valid and legally binding agreement of each of the Mach Parties, enforceable against each of the Mach Parties in accordance with its terms, except to the extent enforceability may be limited by (i) the application of bankruptcy, reorganization, insolvency and other laws affecting creditors’ rights generally and (ii) equitable principles being applied at the discretion of a court before which any proceeding may be brought, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws (the “Enforceability Exceptions”).

1.15. There are no Existing Instruments (as defined herein) to which any of the Partnership Entities is a party or by which any of their respective properties may be bound, that are required to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus (or any amendment or supplement thereto) or to be filed as an exhibit to the Registration Statement that are not fairly summarized or disclosed in all material respects, filed in the Registration Statement, the Pricing Disclosure Package or the Prospectus as required by the Securities Act. All such Existing Instruments have been duly and validly authorized, executed and delivered by the applicable Partnership Entity, constitute valid and binding agreements of the applicable Partnership Entity and are enforceable against the applicable Partnership Entity in accordance with the terms thereof (assuming that such Existing Instruments constitute the legal, valid and binding obligation of the other persons party thereto), except as enforceability thereof may be limited by the Enforceability Exceptions. None of the Partnership Entities has received notice or been made aware that any other party is in breach of or default to the Partnership Entities under any of such Existing Instruments.

1.16. The execution of this Agreement by the Mach Parties, the compliance by the Mach Parties with all of the provisions of this Agreement and the consummation of the transactions contemplated herein will not (i) (1) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default or Debt Repayment Triggering Event under, any Existing Instrument, (2) result in any violation of the provisions of the certificate or articles of formation or by-laws (or other organization documents) of any Partnership Entity or (3) conflict with any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over any Partnership Entity or any of their properties, except in the case of (1) and (3) as would not, individually or in the aggregate, result in a Material Adverse Effect, (ii) require the consent, approval, authorization, order, registration or qualification of or with any unitholders, members, partners or other security holders or any Permit of any court, regulatory, administrative or governmental agency or body or other official having jurisdiction over the Partnership Entities, except the registration under the Securities Act of the Units, the listing of the Units for trading on the New York Stock Exchange (“NYSE”), the registration of the Common Units under the Exchange Act, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Units by the Underwriter, all of which will be, or have been, effected in accordance with this Agreement and except for FINRA’s clearance of the underwriting terms of the offering contemplated hereby as required under FINRA’s Rules of Fair Practice, except where the failure to obtain such required consents, approvals, authorizations, orders, registrations or qualifications would not, individually or in the aggregate, result in a Material Adverse Effect, (iii) violate any existing statute, law, regulation, ruling (assuming compliance with all applicable state securities and Blue Sky laws), filing, judgment, injunction, order or decree applicable to any of the Partnership Entities or any of their respective properties except for such violations that will not, individually or in the aggregate, result in a Material Adverse Effect, or (iv) result in a breach of, or default of Debt Repayment Triggering Event under, or results in the creation or imposition of any Encumbrance upon any property or assets of any of the Partnership Entities pursuant to, or requires the consent of any other party to, any Existing Instrument to which any of the Partnership Entities is a party or by which any of its properties may be bound, except for such conflicts, breaches, defaults or Encumbrances that will not, individually or in the aggregate, result in a Material Adverse Effect. For the purpose of this Section 1.16, a “Debt Repayment Triggering Event” means any event or condition that gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by any of the Partnership Entities.

1.17. Grant Thornton LLP, who have certified certain financial statements of the Partnership and its Subsidiaries, is an independent registered public accounting firm as required by the Securities Act and the Rules and Regulations. The financial statements, together with related schedules and notes, included in or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus (or any amendment or supplement thereto) comply in all material respects with the applicable requirements of the Securities Act and the applicable rules promulgated thereunder, including Regulation S-X, and present fairly the capitalization and the consolidated financial position, results of operations and changes in financial position of the Partnership and the Subsidiaries on the basis stated in the Registration Statement, the Pricing Disclosure Package and the Prospectus (or any amendment or supplement thereto) at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) consistently applied throughout the periods involved, except as disclosed therein and in the case of unaudited interim financial statements, which are subject to normal year end audit adjustments and exclude certain footnotes as permitted by applicable rules of the Commission; and the financial and statistical information and data, including “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission), set forth in or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus (and any amendment or supplement thereto) is accurately and fairly presented in all material respects and prepared on a basis consistent with such financial statements and the books and records of the Partnership, complies in all material respects with Regulation G under the Exchange Act and Item 10(e) of Regulation S-K under the Securities Act, to the extent applicable, and presents fairly in all material respects the information shown therein and the Partnership’s basis for using such measures. The pro forma financial statements of the Partnership and the Subsidiaries and the related notes thereto included in or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus (or any amendment or supplement thereto) present fairly the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements, including Regulation S-X of the Securities Act, and have been properly compiled on the bases described therein. Additionally, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. The interactive data in eXtensible Business Reporting Language included in the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules, regulations and guidelines applicable thereto. No other financial statements or schedules are required to be included in the Registration Statement.

1.18. Weaver and Tidwell, L.L.P., who have certified certain financial statements of Sabinal and its subsidiaries, is an independent registered public accounting firm as required by the Securities Act and the Rules and Regulations. The financial statements, together with related schedules and notes, included in or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus (or any amendment or supplement thereto) comply in all material respects with the applicable requirements of the Securities Act and the applicable rules promulgated thereunder, including Regulation S-X, and present fairly the capitalization and the consolidated financial position, results of operations and changes in financial position of Sabinal and its subsidiaries on the basis stated in the Registration Statement, the Pricing Disclosure Package and the Prospectus (or any amendment or supplement thereto) at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with GAAP consistently applied throughout the periods involved, except as disclosed therein and in the case of unaudited interim financial statements, which are subject to normal year end audit adjustments and exclude certain footnotes as permitted by applicable rules of the Commission.

1.19. PricewaterhouseCoopers LLP, who have certified certain financial statements of SIMCOE LLC (“SIMCOE”), is an independent registered public accounting firm as required by the Securities Act and the Rules and Regulations. The financial statements, together with related schedules and notes, included in or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus (or any amendment or supplement thereto) comply in all material respects with the applicable requirements of the Securities Act and the applicable rules promulgated thereunder, including Regulation S-X, and present fairly the capitalization and the consolidated financial position, results of operations and changes in financial position of SIMCOE on the basis stated in the Registration Statement, the Pricing Disclosure Package and the Prospectus (or any amendment or supplement thereto) at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with GAAP consistently applied throughout the periods involved, except as disclosed therein and in the case of unaudited interim financial statements, which are subject to normal year end audit adjustments and exclude certain footnotes as permitted by applicable rules of the Commission.

1.20. PricewaterhouseCoopers LLP, who have certified certain financial statements of SJ INVESTMENT OPPS LLC (“SJ INVESTMENT”), is an independent registered public accounting firm as required by the Securities Act and the Rules and Regulations. The financial statements, together with related schedules and notes, included in or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus (or any amendment or supplement thereto) comply in all material respects with the applicable requirements of the Securities Act and the applicable rules promulgated thereunder, including Regulation S-X, and present fairly the capitalization and the consolidated financial position, results of operations and changes in financial position of SJ INVESTMENT on the basis stated in the Registration Statement, the Pricing Disclosure Package and the Prospectus (or any amendment or supplement thereto) at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with GAAP consistently applied throughout the periods involved, except as disclosed therein and in the case of unaudited interim financial statements, which are subject to normal year end audit adjustments and exclude certain footnotes as permitted by applicable rules of the Commission.

1.21. None of the Partnership Entities has sustained since the date of the latest audited financial statements included in or incorporated by reference in the Pricing Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus and except as disclosed or contemplated therein, (1) there has not been any change in the limited partner interests or material change in the long-term debt of any of the Partnership Entities, (2) there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, unitholders’ equity or results of operations of any of the Partnership Entities, (3) there have been no transactions entered into by, and no obligations or liabilities, contingent or otherwise, incurred by any of the Partnership Entities, whether or not in the ordinary course of business, which are material to the Partnership Entities, taken as a whole, or (4) there has been no dividend or distribution of any kind declared, paid or made by any of the Partnership Entities on any class of its limited partner interests, in each case, other than as set forth or contemplated in the Pricing Prospectus.

1.22. Cawley, Gillespie & Associates, Inc., a reserve engineer that prepared reserve reports setting forth the estimated quantities of proved oil and natural gas reserves held by the Partnership as of December 31, 2024 and December 31, 2025 was, as of the date of preparation of such reserve reports, and is, as of the date hereof, an independent petroleum engineer with respect to the Partnership.

1.23. Netherland, Sewell & Associates, Inc., a reserve engineer that prepared reserve reports setting forth the estimated quantities of proved oil and natural gas reserves of the Sabinal Assets as of December 31, 2025 was, as of the date of preparation of such reserve reports, and is, as of the date hereof, an independent petroleum engineer with respect to Sabinal.

1.24. Netherland, Sewell & Associates, Inc., a reserve engineer that prepared reserve reports setting forth the estimated quantities of proved oil and natural gas reserves of the IKAV Assets as of December 31, 2025 was, as of the date of preparation of such reserve reports, and is, as of the date hereof, an independent petroleum engineer with respect to SIMCOE and SJ INVESTMENT.

1.25. The information contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus regarding the estimated quantities of proved oil and natural gas reserves held by the Partnership Entities as of December 31, 2024 and as of December 31, 2025 is based upon the reserve reports prepared by Cawley, Gillespie & Associates, Inc. The information provided to Cawley, Gillespie & Associates, Inc. by the Partnership Entities, including, without limitation, information as to production, costs of operation and development, current prices for production, agreements relating to current and future operations and sales of production, was true and correct in all material respects in accordance with customary industry practices on the date the report was made.

1.26. The information contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus regarding the estimated quantities of proved oil and natural gas reserves of the Acquired Assets is based upon, (i) with respect to the Sabinal Assets, the reserve reports prepared by Netherland, Sewell & Associates, Inc. as of December 31, 2025, and (ii) with respect to the IKAV Assets, the reserve reports prepared by Netherland, Sewell & Associates, Inc. as of December 31, 2025. The information provided to Netherland, Sewell & Associates, Inc. including, without limitation, information as to production, costs of operation and development, current prices for production, agreements relating to current and future operations and sales of production, was true and correct in all material respects in accordance with customary industry practices on the date the report was made.

1.27. The reserve reports prepared by Cawley, Gillespie & Associates, Inc. setting forth the estimated quantities of proved oil and natural gas reserves held by the Partnership Entities as of December 31, 2024 and as of December 31, 2025 accurately reflect in all material respects the ownership interests of the Partnership in the properties therein. Other than normal production of reserves, intervening market commodity price fluctuations, fluctuations in demand for such products, adverse weather conditions, unavailability or increased costs of rigs, equipment, supplies or personnel, the timing of third party operations and other facts, in each case in the ordinary course of business, and except as disclosed in the Registration Statement, the Pricing Disclosure Package or the Prospectus, none of the Partnership Entities are aware of any facts or circumstances that would result in a material adverse change in the aggregate net reserves as described in the Registration Statement, the Pricing Disclosure Package, the Prospectus or the reserve reports; and estimates of such reserves as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus and reflected in the reserve report comply in all material respects with the applicable requirements of Regulation S-X and Subpart 1200 of Regulation S-K under the Securities Act.

1.28. The reserve report prepared by Netherland, Sewell & Associates, Inc. setting forth the estimated quantities of proved oil and natural gas reserves of the Sabinal Assets as of December 31, 2025 accurately reflect in all material respects the ownership interests of the Partnership in the Sabinal Assets. Other than normal production of reserves, intervening market commodity price fluctuations, fluctuations in demand for such products, adverse weather conditions, unavailability or increased costs of rigs, equipment, supplies or personnel, the timing of third party operations and other facts, in each case in the ordinary course of business, and except as disclosed in the Registration Statement, the Pricing Disclosure Package or the Prospectus, none of the Partnership Entities are aware of any facts or circumstances that would result in a material adverse change in the aggregate net reserves as described in the Registration Statement, the Pricing Disclosure Package, the Prospectus or the reserve reports; and estimates of such reserves as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus and reflected in the reserve reports comply in all material respects with the applicable requirements of Regulation S-X and Subpart 1200 of Regulation S-K under the Securities Act.

1.29. The reserve report prepared by Netherland, Sewell & Associates, Inc. setting forth the estimated quantities of proved oil and natural gas reserves of the IKAV Assets as of December 31, 2025 accurately reflects in all material respects the ownership interests of the Partnership in the IKAV Assets. Other than normal production of reserves, intervening market commodity price fluctuations, fluctuations in demand for such products, adverse weather conditions, unavailability or increased costs of rigs, equipment, supplies or personnel, the timing of third party operations and other facts, in each case in the ordinary course of business, and except as disclosed in the Registration Statement, the Pricing Disclosure Package or the Prospectus, none of the Partnership Entities are aware of any facts or circumstances that would result in a material adverse change in the aggregate net reserves as described in the Registration Statement, the Pricing Disclosure Package, the Prospectus or the reserve reports; and estimates of such reserves as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus and reflected in the reserve reports comply in all material respects with the applicable requirements of Regulation S-X and Subpart 1200 of Regulation S-K under the Securities Act.

1.30. The Units are, as of the date of this Agreement, listed on the NYSE; and the Units will be, on each Closing Date and Option Closing Date, as the case may be, listed on the NYSE.

1.31. The Partnership Entities have not taken, directly or indirectly, any action designed to, or that might reasonably be expected to cause or result in or constitute, under the Securities Act or otherwise, stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Common Units or for any other purpose.

1.32. None of the Partnership Entities is (1) in violation of its certificate of limited partnership, certificate of formation, partnership agreement, limited liability company agreement or other organization documents, as applicable, or (2) in violation of any law, ordinance, administrative or governmental rule or regulation applicable to any of the Partnership Entities, or (3) in violation of any decree of any court or governmental agency or body having jurisdiction over any of the Partnership Entities, or (4) in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which any Partnership Entity is a party or by which any of them or any of their respective properties may be bound (each, an “Existing Instrument”), except, in the case of clauses (2), (3) and (4), where any such violation or default, individually or in the aggregate, would not have a Material Adverse Effect; and there does not exist any state of facts that constitutes an event of default on the part of any of the Partnership Entities as defined in such documents or that, with notice or lapse of time or both, would constitute such an event of default.

1.33. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Partnership, directly or indirectly, has (i) good and defensible title to all of its interests in the oil and gas properties described in the Registration Statement, the Pricing Disclosure Package and the Prospectus as being owned or leased by them, title investigations having been carried out by the Partnership Entities, as applicable, in accordance with customary practice in the oil and gas industry and (ii) good and marketable title to, or valid rights to lease or otherwise use, all real property (other than the oil and gas properties described in clause (i) above) and all personal property described in the Registration Statement, the Pricing Disclosure Package and the Prospectus as being owned by them, in each case free and clear of all Encumbrances, except (A) such as would not have, individually or in the aggregate, a Material Adverse Effect, (B) royalties, overriding royalties and other similar burdens under oil and gas leases, (C) easements, restrictions, rights-of-way and other matters that commonly affect oil and gas properties, (D) liens and encumbrances under gas sales contracts, geophysical exploration agreements, operating agreements, farm-out agreements, participation agreements, unitization, pooling and commutation agreements, declarations and orders and gas sales contracts, securing payment of amounts not yet due and payable and of a scope and nature customary in the oil and gas industry and (E) liens and encumbrances under the New Credit Facility. All property (real and personal) held under lease by the Partnership and its Subsidiaries is held by it under valid, existing and enforceable leases, free and clear of all security interests, liens, charges, encumbrances, restrictions, claims and other defects and imperfections of title, except (A) such as would not have, individually or in the aggregate, a Material Adverse Effect and (B) liens and encumbrances under the New Credit Facility.

1.34. Other than as set forth or incorporated by reference in the Registration Statement, Pricing Prospectus and the Prospectus, there are no legal, governmental or regulatory proceedings pending to which the Partnership Entities are a party or of which any property of the Partnership Entities is the subject which, if determined adversely to the Partnership Entities, individually or in the aggregate, would have or may reasonably be expected to have a Material Adverse Effect, or would prevent or impair the consummation of the transactions contemplated by this Agreement, or which are required to be described in the Registration Statement, the Pricing Prospectus or the Prospectus; to the best of the Mach Parties’ knowledge, no such proceedings are threatened or contemplated by governmental authorities or others nor, to the Mach Parties’ knowledge, is there any basis for any action, suit, inquiry, proceeding or investigation by or before any governmental or other regulatory or administrative agency or commission; and there is no such action, suit, inquiry, proceeding or investigation against any current or, to the knowledge of the Mach Parties, former director or officer of any of the Partnership Entities with respect to which any of the Partnership Entities have, or are reasonably likely to have, an indemnification obligation.

1.35. Except as otherwise disclosed in the Pricing Disclosure Package and the Prospectus, each of the Partnership Entities possess all permits, licenses, approvals, consents and other authorizations (collectively, “Permits”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies, and have made all declarations, amendments, supplements and filings with the relevant federal, state, local or foreign governmental, regulatory or administrative authority, agency or body, in each case as necessary to own its properties and conduct the businesses now operated by them in the manner described in the Registration Statement; each of the Partnership Entities are in compliance with the terms and conditions of all such Permits and all of the Permits are valid and in full force and effect and no event has occurred that allows, or after written notice or lapse of time would allow, revocation or termination of any such Permit or result in any other material impairment of the rights of any such Permit, except, in each case, where the failure so to comply or where the invalidity of such Permits or the failure of such Permits to be in full force and effect, individually or in the aggregate, would not have a Material Adverse Effect; and no Partnership Entity has received any notice of proceedings relating to the revocation or material modification of any such Permits; and, except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, such Permits contain no restrictions that are materially burdensome to the Partnership Entities, taken as a whole.

1.36. Each of the Partnership Entities owns or possesses, or can acquire on reasonable terms, all licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names, patents and patent rights (collectively, “Intellectual Property”) material to carrying on their businesses as described in the Pricing Prospectus, and none of the Partnership Entities have received any correspondence relating to any Intellectual Property or notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property which would render any Intellectual Property invalid or inadequate to protect the interest of any of the Partnership Entities and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, individually or in the aggregate, would have or may reasonably be expected to have a Material Adverse Effect; none of the Partnership Entities has created any Encumbrance on, or granted any right or license with respect to, any such Intellectual Property except where the failure to own or obtain a license or right to use any such Intellectual Property has not and will not have a Material Adverse Effect.

1.37. No material labor dispute with the employees of any of the Partnership Entities exists, or, to the knowledge of the Mach Parties, is imminent. The Mach Parties are not aware of any existing or imminent labor disturbance by the employees of any of the Partnership Entities’ respective principal suppliers, manufacturers, customers or contractors, which, individually or in the aggregate, may reasonably be expected to result in a Material Adverse Effect.

1.38. Each of the Partnership Entities are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; none of the Partnership Entities have been refused any insurance coverage sought or applied for; all insurance policies and fidelity or surety bonds insuring the Partnership Entities or their respective businesses, assets, employees, officers and directors are in full force and effect; the Partnership Entities are in compliance with the terms of such policies in all material respects; none of the Partnership Entities has received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required to be made in order to continue such insurance; there are no claims by the Partnership Entities under any such policy as to which any insurer is denying liability or defending under a reservation of rights clause; and the Mach Parties have no reason to believe that any of the Partnership Entities will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

1.39. No consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official having jurisdiction over any of the Partnership Entities or any of their applicable properties or assets is required to be made by the Partnership in connection with the execution, delivery or performance of this Agreement or the other transactions contemplated hereby, except (i) such as may be required for (A) the registration of the Units under the Securities Act, (B) the listing of the Units for trading on the NYSE or (C) the registration of the Units under the Exchange Act and compliance with the securities or Blue Sky laws of various jurisdictions, all of which will be, or have been, effected in accordance with this Agreement and except for FINRA’s clearance of the underwriting terms of the offering contemplated hereby as required under FINRA’s Rules of Fair Practice and (ii) such consents, approvals, authorizations or filings which have been, or prior to the Closing Date will be, obtained or made.

1.40. The Partnership has established and maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorizations and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Partnership’s independent auditors and the audit committee of the board of directors of the General Partner have been advised of (i) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which could adversely affect the Partnership Entities’ ability to record, process, summarize, and report financial data and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Partnership Entities’ internal control over financial reporting; since the date of the most recent evaluation of such disclosure controls and procedures, except as described in the Registration Statement and the Prospectus, there have been no significant changes in internal control over financial reporting or in other factors that could significantly affect internal control over financial reporting, including any corrective actions with regard to significant deficiencies and material weaknesses; as of the date of the most recent balance sheet of the Partnership and its consolidated Subsidiaries reviewed or audited by the Partnership’s accountants, there were no material weaknesses or significant deficiencies in the internal controls of the Partnership; the Partnership is in compliance with all provisions of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder or implementing the provisions thereof (the “Sarbanes-Oxley Act”) that are then in effect and which the Partnership is required to comply with.

1.41. The Partnership maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) of the Exchange Act) that comply with the applicable requirements of the Exchange Act; such disclosure controls and procedures are designed to ensure that material information relating to the Partnership Entities is made known to the General Partner’s chief executive officer and chief financial officer by others within those entities to allow timely decisions regarding required disclosure, particularly during the periods in which the periodic reports under the Exchange Act are being prepared and such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.

1.42. The Partnership Entities have not, prior to the date hereof, made any offer or sale of securities which could be “integrated” for purposes of the Securities Act with the offer or sale of the Units pursuant to the Registration Statement and the Prospectus; and the Partnership Entities have not sold or issued any security during the one hundred eighty (180)-day period preceding the date of the Prospectus, including but not limited to any sales pursuant to Rule 144A or Regulation D or Regulation S under the Securities Act, other than outstanding options, rights or warrants as described in the Pricing Disclosure Package and the Prospectus.

1.43. Except as would not, individually or in the aggregate, result in a Material Adverse Effect, the Partnership Entities have filed all tax returns that are required to have been filed by any of them pursuant to applicable U.S. federal, state or local or non-U.S. law and such returns are complete and correct, and the Partnership Entities have paid all taxes shown by such returns or otherwise assessed, which are due and payable by the Partnership Entities except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. The charges, accruals and reserves on the financial statements referenced in Section 1.17 of the Partnership Entities in respect of any income and other tax liability for any years not finally determined are adequately maintained in accordance with GAAP. There are no outstanding agreements or waivers extending the statutory period of limitation applicable to any material U.S. federal, state or local non-U.S. tax return of the Partnership Entities for any period, other than extensions of time within which to file any such tax return obtained in the ordinary course of business. All unit transfer and other similar taxes that are required to be paid in connection with the sale of the Units to be sold by the Partnership to the Underwriter hereunder are, or will be, fully paid by the Partnership (other than, for the avoidance of doubt, any such taxes imposed in connection with the resale of the Units by the Underwriter) and all laws imposing such taxes have been, or will be, complied with in all material respects.

1.44. Except as set forth or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (i) there are no transactions between the Partnership Entities, on the one hand, and any of their respective “affiliates” (as defined in Rule 405 under the Securities Act, the “Affiliates”), officer, director or security holder, on the other hand, that are required by the Securities Act to be disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus and (ii) no relationship, direct or indirect, exists between the Partnership Entities, on the one hand, and their respective Affiliates, directors, officers, security holders, customers or suppliers, on the other hand, that is required by the Securities Act to be disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus that is not so disclosed.

1.45. There are no statutes, regulations, documents or contracts of a character required to be described in the Registration Statement or the Pricing Prospectus or to be filed as an exhibit to the Registration Statement which are not described or filed as required.

1.46. The statements set forth in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus under the captions “Cash Distribution Policy,” “Description of Common Units,” “The Partnership Agreement” and “Material U.S. Federal Income Tax Consequences” and the statements set forth in the Partnership’s Annual Report on Form 10-K under the captions “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources—Debt Agreements,” “Business and Properties—Legislative and Regulatory Environment,” “Legal Proceedings” and “Certain Relationships and Related Transactions, and Director Independence,” insofar as they purport to summarize the provisions of the laws, regulations, agreements, documents or legal or governmental proceedings referred to therein, are accurate summaries of such laws, regulations, agreements, documents or proceedings in all material respects. The Common Units (including the Units) conform in all material respects to the description thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

1.47. No Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Partnership, from making any other distribution on such Subsidiary’s ownership interests, from repaying to the Partnership any loans or advances to such Subsidiary from the Partnership or from transferring any of such Subsidiary’s properties or assets to the Partnership or any other Subsidiary, except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

1.48. None of the Partnership Entities are a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Units.

1.49. The Partnership has procured Lock-Up Agreements (as defined herein) duly executed by each person and unitholder set forth on Schedule IV hereto and shall be in full force and effect.

1.50. There are (and prior to the Closing Date, will be) no debt securities, convertible securities or preferred stock issued or guaranteed by the Partnership that are rated by a “nationally recognized statistical rating organization,” as such term is defined in Section 3(a)(62) under the Exchange Act.

1.51. Except as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Partnership Entities are, and during the five (5) years prior to the date hereof were, (i) in compliance with any and all applicable Environmental Laws (as defined herein), (ii) have received and maintain all Permits required of them under applicable Environmental Laws to conduct their respective businesses as now conducted, and (iii) are in compliance with all terms and conditions of all such Permits, except for any noncompliance with Environmental Laws, failure to receive or maintain Permits required under Environmental Laws, or failure to comply with the terms and conditions of such Permits as would not, individually or in the aggregate, have a Material Adverse Effect. Except as set forth or incorporated by reference in the Registration Statement, the Pricing Disclosure Package or the Prospectus, there are no actions, suits or proceedings by any private party or governmental body or agency arising under Environmental Laws that are pending or known to be threatened against any of the Partnership Entities, except for any such action, suit or proceeding as would not, individually or in the aggregate, have a Material Adverse Effect. Except as otherwise described in the Registration Statement, the Pricing Disclosure Package or the Prospectus, none of the Partnership Entities has been named as a “potentially responsible party” under the U.S. Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended. Except as set forth or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no ongoing or expected costs or liabilities arising under Environmental Laws (including, without limitation, any such capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any Permit required under Environmental Laws, any related constraints on operating activities and any potential liabilities to third parties) which would, individually or in the aggregate, have a Material Adverse Effect, and the Partnership Entities do not anticipate any such costs or liabilities. For the purpose of this Section 1.51, “Environmental Laws” means any and all federal, state, local and foreign laws, regulations, ordinances, rules, orders, judgments, decrees, or other legal requirements of any governmental authority, including, without limitation, any international, foreign, national, state, provincial, regional, or local authority, relating to pollution, the protection of human health and safety (to the extent relating to exposure to hazardous or toxic substances or wastes, pollutants or contaminants), the environment, or natural resources, or to the use, handling, storage, manufacturing, transportation, treatment, discharge, disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants.

1.52. Each “employee benefit plan,” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by any of the Partnership Entities for employees or former employees of any of the Partnership Entities and their respective affiliates (each, an “Employee Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the “Code”), except to the extent that failure to so comply, individually or in the aggregate, would not have a Material Adverse Effect. Except as would not reasonably be expected to have a Material Adverse Effect, (i) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption, (ii) no “reportable event” (as defined in Section 4043 of ERISA) has occurred or is reasonably expected to occur with respect to any Employee Plans, (iii) no failure to satisfy the minimum funding standard (within the meaning of Section 302 of ERISA or Section 412 and 430 of the Code), whether or not waived, has occurred or is reasonably expected to occur, (iv) no Employee Plan, if such Employee Plan was terminated, would have any “amount of unfunded benefit liabilities” (as defined in ERISA), (v) none of the Partnership Entities nor any of their respective ERISA Affiliates has incurred or reasonably expects to incur any liability under (A) Title IV of ERISA with respect to termination of, or withdrawal from, any Employee Plans (including any “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA) or (B) Sections 412, 4971, 4975 or 4980B of the Code, and (vi) each Employee Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and, to the knowledge of the Partnership, nothing has occurred, whether by action or failure to act, that would cause the loss of such qualification. For the purpose of this Agreement, “ERISA Affiliate” means, with respect to the Partnership or a Subsidiary, any member of any group or organization described in Sections 414(b), (c), (m) or (o) of the Code of which the Partnership or such Subsidiary is a member.

1.53. Each of the Partnership Entities and each director and officer thereof, and, to the knowledge of the Mach Parties, each agent, employee, and other person or other entity associated with or acting on behalf of any of the Partnership Entities, solely in their capacity as such, is in compliance with the Foreign Corrupt Practices Act of 1977, as amended, any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, the Bribery Act 2010 of the United Kingdom or any other applicable anti-corruption or anti-bribery law, regulation, order, decree or directive having the force of law (collectively, the “Anti-Corruption Laws”), which the Mach Parties acknowledge prohibit (i) taking any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment, giving or receipt of money, property, gifts or anything else of value, directly or indirectly, to any government official (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) (“Government Official”) in order to influence official action, or to any person in violation of any provision of the Anti-Corruption Laws; (ii) using any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (iii) making any direct or indirect unlawful payment to any Government Official or employee from any corporate funds; and (iv) making any other bribe, unlawful rebate, payoff, influence payment, kickback or other unlawful payment or promise to pay. The Partnership Entities have conducted their businesses in compliance with applicable Anti-Corruption Laws and have instituted, maintain and enforce, or are subject to, and will continue to maintain and enforce, or be subject to, policies and procedures designed to promote and ensure compliance with Anti-Corruption Laws and with the representations and warranties contained herein. No action, suit or proceeding by or before any court or governmental or regulatory agency, authority or body or any arbitrator involving any of the Partnership Entities with respect to the Anti-Corruption Laws is pending or, to the knowledge of the Mach Parties, threatened.

1.54. There is and has been no failure on the part of the Partnership or any of the General Partner’s directors or officers, in their capacities as such, to comply with any applicable provision of the Sarbanes-Oxley Act, including Section 402 related to loans and Sections 302 and 906 related to certifications.

1.55. Except as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no persons with registration rights or other similar rights to have securities registered pursuant to the Registration Statement or otherwise registered by the Partnership under the Securities Act, nor will the filing of the Registration Statement nor the offering or sale of the Units as contemplated by this Agreement give rise to any such rights.

1.56. None of the Partnership Entities are an “investment company” or an entity “controlled” by an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

1.57. The Partnership (including its agents and representatives, other than the Underwriter, as to which no representation or warranty is given) has not distributed and, prior to the later to occur of the Closing Date and completion of distribution of the Units, will not distribute any offering materials in connection with the offering and sale of the Units, other than the Registration Statement, Pricing Prospectus, the Prospectus and, subject to compliance with Section 7 hereof, any Issuer Free Writing Prospectus; and the Partnership has not taken and will not take, directly or indirectly, any action designed to cause or result in, or which constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Partnership to facilitate the sale of the Units. The Partnership (i) has not alone engaged in any Testing-the-Waters Communication other than Testing-the-Waters Communications with the consent of the Underwriter with entities that are qualified institutional buyers within the meaning of Rule 144A under the Securities Act or institutions that are accredited investors within the meaning of Rule 501 under the Securities Act and (ii) has not authorized anyone other than the Underwriter to engage in Testing-the-Waters Communications. The Partnership reconfirms that the Underwriter has been authorized to act on its behalf in undertaking Testing-the-Waters Communications. The Partnership has not distributed any Written Testing-the-Waters Communications other than those listed on Schedule III hereto. “Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act.

1.58. The statistical and market and industry related data included in or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus are based on or derived from sources which the Partnership Entities believe to be reliable and accurate, and the Partnership has obtained the written consent to the use of such data from sources to the extent required.

1.59. Each “forward-looking statement” (as that term is defined in the Registration Statement and the Prospectus) made in the Registration Statement, the Pricing Disclosure Package or the Prospectus has been made or reaffirmed with a reasonable basis and in good faith.

1.60. The operations of the Partnership Entities are and have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements, if any, of the (i) the U.S. Currency and Foreign Transactions Reporting Act of 1970, as amended, (ii) the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, (iii) the applicable anti-money laundering statutes of jurisdictions where any of the Partnership Entities conduct business, (iv) the rules and regulations under (i), (ii) and (iii), and (v) any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental or regulatory agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental or regulatory agency, authority or body or any arbitrator involving any of the Partnership Entities with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Mach Parties, threatened.

1.61. (i) Each of the Partnership Entities have complied, and are presently in compliance, with their privacy and security policies and with all privacy- and data security-related contractual obligations, laws and regulations regarding their collection, use, transfer, storage, protection, disposal or disclosure of personally identifiable information or any other information collected from or provided by third parties; (ii) the Partnership Entities have taken commercially reasonable steps consistent with industry standards and best practices to protect the information technology systems and data within the control of the Partnership Entities; (iii) the Partnership Entities have used reasonable efforts to establish, and have established, commercially reasonable disaster recovery measures for their business consistent with industry standards and best practices, including, without limitation, for the information technology systems and data within the control of the Partnership or any of its Subsidiaries; (iv) are in compliance with all privacy and data protection laws and regulations applicable to the Partnership Entities’, as applicable, collection, use, processing, storage, transfer, or disposal, disclosure of personal information; (v) are in compliance with current, public-facing privacy policies applicable to the Partnership Entities’, as applicable, collection, use, processing, storage, transfer and disposal of personal information in connection with the operation of their businesses; and (vi) to the Mach Parties’ knowledge, there has been no security breach or attack or other compromise of or relating to any such information technology system or data, except in case of (i) through (vi) above, as would not have a Material Adverse Effect.

1.62. None of the Partnership Entities nor any director, officer, employee or, to the knowledge of the Mach Parties, any agent, affiliate or representative of any of the Partnership Entities (i) is, or is controlled or 50% or more owned in the aggregate by or is acting on behalf of, one or more individuals or entities that are currently the subject of any sanctions administered or enforced by the United States (including any administered or enforced by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State), the United Nations Security Council, the European Union, any member state of the European Union, HM’s Treasury of the United Kingdom or other relevant sanctions authority in a jurisdiction in which any of the Partnership Entities operate (collectively, “Sanctions” and such persons, “Sanctioned Persons” and each such person, a “Sanctioned Person”) or (ii) is located, organized or resident in a country or territory that is, or whose government is, the subject of comprehensive Sanctions that broadly prohibit dealings with that country or territory (including at the time of this Agreement, without limitation, the Crimea Region, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, any other Covered Region of Ukraine identified pursuant to Executive Order 14065, the non-governmental controlled portions of the Zaporizhzhia and Kherson regions of Ukraine, Cuba, Iran and North Korea (collectively, “Sanctioned Countries” and each such country, a “Sanctioned Country”)). The Partnership Entities have instituted, maintain and enforce, or are subject to, and will continue to maintain and enforce, or be subject to, policies and procedures designed to promote and ensure compliance with Sanctions and with the representations and warranties contained herein.

1.63. None of the Partnership Entities are, nor since April 24, 2019 has been, engaged in any dealings or transactions with or for the benefit of a Sanctioned Person, or with, for the benefit of, or in a Sanctioned Country, in each case in violation of Sanctions nor do any of the Partnership Entities have any plans to engage in dealings or transactions with or for the benefit of a Sanctioned Person or with, for the benefit of, or in a Sanctioned Country. No action, suit or proceeding by or before any court or governmental or regulatory agency, authority or body or any arbitrator involving any of the Partnership Entities with respect to Sanctions is pending or, to the knowledge of the Mach Parties, threatened.

1.64. Any certificate signed by any officer of the Mach Parties and delivered to the Underwriter or to counsel for the Underwriter shall be deemed a representation and warranty by the Mach Parties to the Underwriter as to the matters covered thereby, effective only as of the dates therein provided.

2. Each of the Selling Unitholders, severally and not jointly, hereby represents and warrants to, and agrees with, the Underwriter that, as of the date hereof and as of the Closing Date and each Option Closing Date, if any:

2.1. Such Selling Unitholder is validly existing and in good standing as a corporation or a limited liability company, as applicable, under the laws of its respective jurisdiction of incorporation and organization.

2.2. Such Selling Unitholder has all requisite power and authority to execute and deliver this Agreement, and to perform its obligations hereunder. Such Selling Unitholder has all requisite corporate power and authority to sell and deliver the Units to be sold by such Selling Unitholder, in accordance with and upon the terms and conditions set forth in this Agreement and as described in the Initial Registration Statement, the Registration Statement, the Preliminary Prospectus, the Pricing Prospectus and the Prospectus. At the Closing Date and each Option Closing Date, as the case may be, all corporate or similar action required to be taken by such Selling Unitholder for the sale and delivery of the Units to be sold by such Selling Unitholder and the consummation of any other transactions contemplated by this Agreement and the consummation of any other transactions contemplated by this Agreement shall have been validly taken.

2.3. This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Unitholder and, assuming this Agreement is the valid and binding agreement of each other party hereto, constitutes a valid and legally binding agreement of such Selling Unitholder.

2.4. Except as described in the Initial Registration Statement, the Registration Statement, the Preliminary Prospectus, the Pricing Prospectus and the Prospectus, none of (i) the offering and sale by such Selling Unitholder of the Units to be sold by such Selling Unitholder, if any, (ii) the application of the net proceeds therefrom, or (iii) the execution, delivery and performance of this Agreement will contravene (A) any provision of law applicable to such Selling Unitholder, (B) the organizational documents of such Selling Unitholder, (C) any agreement or other instrument binding upon such Selling Unitholder or (D) any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Unitholder, which contravention, in the case of clauses (A), (C) or (D), would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by such Selling Unitholder of its obligations under this Agreement, or the consummation by such Selling Unitholder of the transactions contemplated hereunder except (x) such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Units by such Selling Unitholder and (y) such that have been, or on or prior to the Closing Date will be, obtained or made, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

2.5. As of the date hereof, such Selling Unitholder has, and upon the Closing Date and each Option Closing Date, as the case may be, such Selling Unitholder will have, a valid and unencumbered title to, or a valid “security entitlement” (as defined in Section 8-102(a)(17) of the New York Uniform Commercial Code (the “UCC”)) pursuant to Section 8-501 of the UCC in respect of, the Units to be sold by such Selling Unitholder on the Closing Date and each Option Closing Date, as the case may be, free and clear of all liens.

2.6. Upon payment for the Units to be sold by such Selling Unitholder pursuant to this Agreement, delivery of such Units, as directed by the Underwriter, to Cede & Co. (“Cede”) or such other nominee as may be designated by The Depository Trust Company (“DTC”), registration of such Units in the name of Cede or such other nominee and the crediting of such Units on the books of DTC to securities accounts of the Underwriter at DTC (assuming that neither DTC nor any such Underwriter has notice of any adverse claim (within the meaning of Section 8-105 of the UCC) to such Units), (A) DTC shall be a “protected purchaser” of such Units within the meaning of Section 8-303 of the UCC, (B) under Section 8-501 of the UCC, the Underwriter will acquire a valid security entitlement in respect of such Units and (C) no action based on any “adverse claim”, within the meaning of Section 8-102(a)(1) of the UCC, to such Units may be asserted against the Underwriter with respect to such security entitlement; for purposes of this representation, such Selling Unitholder may assume that when such payment, delivery and crediting occur, (x) such Units will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Partnership’s registry in accordance with the Partnership Organizational Documents, (y) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102(a)(6) of the UCC and (z) appropriate entries to the accounts of the Underwriter on the records of DTC will have been made pursuant to the UCC.

2.7. (i) The Initial Registration Statement and the Registration Statement, when they became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Preliminary Prospectus and the Pricing Prospectus do not, and at the time of each sale of the Units to be sold by such Selling Unitholder in connection with the offering when the Prospectus is not yet available to prospective purchasers and at the Closing Date, the Preliminary Prospectus and the Pricing Prospectus, each as then amended or supplemented by the Partnership, if applicable, will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the representations and warranties set forth in this paragraph 2.7 are limited to statements or omissions made in reliance upon and in conformity with information relating to such Selling Unitholder furnished to the Partnership in writing by such Selling Unitholder expressly for use in the Initial Registration Statement, the Registration Statement, the Preliminary Prospectus, the Pricing Prospectus, the Prospectus or any amendments or supplements thereto, it being understood and agreed that the only such information furnished by such Selling Unitholder consists only of (A) such Selling Unitholder’s legal name, address and number of Units beneficially owned by such Selling Unitholder before and after the offering contemplated hereby and (B) the other information with respect to such Selling Unitholder (excluding percentages) which appears under the caption “Selling Securityholders” in the Base Prospectus, any Preliminary Prospectus and the Prospectus (the “Selling Unitholder Information”).

2.8. Such Selling Unitholder is not a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against such Selling Unitholder or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Units.

2.9. Such Selling Unitholder and its affiliates have not taken, and will not take, directly or indirectly, any action designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Partnership in connection with the offering of the Units.

2.10. Such Selling Unitholder has not distributed and, prior to the later to occur of the Closing Date and completion of the distribution of the Units, will not distribute, any offering material in connection with the offering and sale of the Units other than the Initial Registration Statement and the Registration Statement, the Preliminary Prospectus, the Pricing Prospectus, the Prospectus, any Issuer Free Writing Prospectus to which the Underwriter has consented in accordance with this Agreement, and any other materials, if any, permitted by the Securities Act, including Rule 134 thereunder.

2.11. Such Selling Unitholder will not, directly or indirectly, use any portion of the proceeds of the offering of the Units hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person or entity for the purposes of financing the activities of any Sanctioned Person or in any Sanctioned Country.

2.12. Such Selling Unitholder is not (1) an employee benefit plan subject to ERISA, (2) a plan or account subject to Section 4975 of the Code or (3) an entity deemed to hold “plan assets” of any such plan or account under Section 3(42) of ERISA, 29 C.F.R. 2510.3-101, or otherwise.

2.13. Any certificate signed by any officer or representative of such Selling Unitholder and delivered by such Selling Unitholder to the Underwriter or to counsel for the Underwriter shall be deemed a representation and warranty by such Selling Unitholder to the Underwriter as to the matters covered thereby, effective only as of the dates therein provided.

2.14. The operations of such Selling Unitholder are and have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements, if any, of Anti-Money Laundering Laws, and no action, suit or proceeding by or before any court or governmental or regulatory agency, authority or body or any arbitrator involving such Selling Unitholder with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of such Selling Unitholder, threatened.

2.15. Neither such Selling Unitholder nor any director, officer, employee of such Selling Unitholder or, to the knowledge of such Selling Unitholder, any agent, affiliate or representative thereof (i) is, or is controlled or 50% or more owned in the aggregate by or is acting on behalf of, one or more Sanctioned Persons, (ii) is located, organized or resident in a country or territory that is, or whose government is, a Sanctioned Country or (iii) will, directly or knowingly indirectly, use the proceeds of this offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other individual or entity (a) to fund or facilitate any activities or business of or with any Sanctioned Person or in any Sanctioned Country or (b) in any manner that would result in a violation of any Sanctions by, or would result in the imposition of Sanctions against, any individual or entity (including any individual or entity participating in the offering, whether as underwriter, advisor, investor or otherwise) or that would cause or result in a violation of Anti-Money Laundering Laws. Such Selling Unitholder has instituted, maintains and enforces, or is subject to, and will continue to maintain and enforce, or be subject to, policies and procedures designed to promote and ensure compliance with Sanctions and with the representations and warranties contained herein.

2.16. Such Selling Unitholder is not, nor since April 24, 2019 has been, engaged in any dealings or transactions with or for the benefit of a Sanctioned Person, or with, for the benefit of, or in a Sanctioned Country, in each case in violation of Sanctions nor does such Selling Unitholder have any plans to engage in dealings or transactions with or for the benefit of a Sanctioned Person or with, for the benefit of, or in a Sanctioned Country. No action, suit or proceeding by or before any court or governmental or regulatory agency, authority or body or any arbitrator involving such Selling Unitholder with respect to Sanctions is pending or, to the knowledge of thereof, threatened.

3. Subject to the terms and conditions herein set forth, (i) each Selling Unitholder agrees, severally and not jointly, to sell to the Underwriter, and the Underwriter agrees to purchase from such Selling Unitholder, at a purchase price per Unit of $12.81 (the “Purchase Price”), the number of Firm Units set forth opposite such Selling Unitholder’s name in Schedule I hereto and (ii) in the event and to the extent that the Underwriter shall exercise the election to purchase Option Units as provided below, each Selling Unitholder agrees, severally and not jointly, to sell to the Underwriter, and the Underwriter agrees to purchase from each such Selling Unitholder, at the Purchase Price, the number of Option Units set forth opposite the name of such Selling Unitholder in Schedule I hereto, provided that to the extent the Option is not exercised in full, the Underwriter shall purchase from each Selling Unitholder a number of Option Units equal to such Selling Unitholder’s respective pro rata portion of any Option Units to be purchased from the Selling Unitholders as to which such election has been exercised (based on the number of Option Units set forth opposite the names of the Selling Unitholders in Schedule I hereto).

Each Selling Unitholder, severally and not jointly, hereby grants to the Underwriter the right to purchase at its election up to the number of Option Units set forth opposite the respective name of such Selling Unitholder on Schedule I hereto, at the Purchase Price; provided, however, that the amount paid by the Underwriter for any Option Units shall be reduced by an amount per unit equal to any distributions declared by the Partnership and payable on the Firm Units but not payable on such Option Units. The Underwriter may exercise its option to acquire Option Units in whole or in part from time to time only by written notice from the Underwriter to the Selling Unitholders, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Option Units to be purchased and the date on which such Option Units are to be delivered, as determined by the Underwriter but in no event earlier than the Closing Date or, unless the Underwriter and the Selling Unitholders otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

4. It is understood that the Underwriter proposes to offer the Firm Units for sale to the public as soon after as this Agreement has become effective as in your judgment is advisable and initially to offer the Firm Units upon the terms and conditions set forth in the Prospectus. The Selling Unitholders and the Partnership acknowledge and agree that the Underwriter may offer and sell the Units to or through any of their respective Affiliates.

5. The Selling Unitholders will deliver the Firm Units to the Underwriter through the facilities of DTC for the account of the Underwriter, against payment of the Purchase Price therefor in Federal (same day) funds by official bank check or checks or wire transfer drawn to the order of the Selling Unitholders at the office of Kirkland & Ellis LLP, 609 Main St., Houston, Texas 77002, at 10:00 A.M., New York time, on April 8, 2026, or at such other time not later than seven full business days thereafter as the Underwriter and the Selling Unitholders determine, such time being herein referred to as the “Closing Date.” For purposes of Rule 15c6-1 under the Exchange Act, the Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Firm Units. The Firm Units so to be delivered will be in book-entry form, in such denominations and registered in such names as the Underwriter requests and will be made available for checking and packaging at the above office of Kirkland & Ellis LLP at least 24 hours prior to the Closing Date.

Each time for the delivery of and payment for the Option Units, being herein referred to as an “Option Closing Date,” which may be the Closing Date, shall be determined by the Underwriter as provided above. The Selling Unitholders will deliver the Option Units being purchased on each Option Closing Date to the Underwriter through the facilities of DTC for the account of the Underwriter, against payment of the Purchase Price therefor in Federal (same day) funds by official bank check or checks or wire transfer drawn to the order of the Selling Unitholders at the above office of Kirkland & Ellis LLP, at 10:00 A.M., New York time on the applicable Option Closing Date. The Option Units so to be delivered will be in book-entry form, in such denominations and registered in such names as the Underwriter requests and will be made available for checking and packaging at the above office of Kirkland & Ellis LLP at least 24 hours prior to such Option Closing Date.

6. The Mach Parties and Selling Unitholders, as applicable, covenant and agree with the Underwriter as follows:

6.1. The Mach Parties, subject to Section 6.2, will comply with the requirements of Rules 430A, 430B and 430C under the Securities Act, and will notify the Underwriter immediately, and confirm the notice in writing (which may occur by email), (i) when any post-effective amendment to a Registration Statement shall become effective, or any supplement to the Prospectus or any amended prospectus shall have been filed, to furnish the Underwriter with copies thereof, and to file promptly all material required to be filed by the Partnership with the Commission pursuant to Rule 433(d) under the Securities Act, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to a Registration Statement or any amendment or supplement to the Prospectus or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus, or of the suspension of the qualification of the Units for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes; and (v) if the Partnership ceases to be an Emerging Growth Company at any time prior to the later of (A) completion of the distribution of the Units within the meaning of the Securities Act and (B) completion of the 45-day restricted period referred to in Section 6.9 hereof. The Mach Parties will promptly effect the filings necessary pursuant to Rule 424(b) under the Securities Act and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Mach Parties will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

6.2. The Mach Parties will give the Underwriter notice of its intention to file any amendment to a Registration Statement (including any filing under Rule 462(b) under the Securities Act), or any amendment, supplement or revision to the Prospectus, or any Issuer Free Writing Prospectus, will furnish the Underwriter with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Underwriter or counsel for the Underwriter shall reasonably object.

6.3. The Mach Parties will use their best efforts to qualify the Units for offering and sale under the securities laws of such jurisdictions as you may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Units, provided that nothing in this Section 6.3 shall require the Partnership to qualify as a foreign limited partnership in any jurisdiction in which it is not already so qualified, or to file a general consent to service of process in any jurisdiction.

6.4. The Mach Parties have furnished or will upon written request (which may occur by email) deliver to the Underwriter, without charge, three (3) signed copies of the Initial Registration Statement as originally filed, any Rule 462(b) Registration Statement and of each amendment to each (including exhibits filed therewith or incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also, upon your request, deliver to the Underwriter, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for the Underwriter. The copies of the Registration Statement and each amendment thereto furnished to the Underwriter will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

6.5. The Mach Parties have delivered to the Underwriter, without charge, as many written and electronic copies of each Preliminary Prospectus as such Underwriter reasonably requested, and the Mach Parties hereby consent to the use of such copies for purposes permitted by the Securities Act. The Mach Parties will furnish to the Underwriter, without charge, prior to 5:00 P.M. (New York time) on the business day next succeeding the date of this Agreement and from time to time thereafter during the period when the Prospectus is required to be delivered in connection with sales of the Units under the Securities Act or the Exchange Act or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act, such number of written and electronic copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriter will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

6.6. The Mach Parties will comply with the Securities Act and the Rules and Regulations so as to permit the completion of the distribution of the Units as contemplated in this Agreement and in the Prospectus. If at any time when, in the opinion of counsel for the Underwriter, a prospectus is required to be delivered in connection with sales of the Units under the Securities Act or the Exchange Act (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act), any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriter or for the Mach Parties, to amend a Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is delivered to a purchaser, not misleading, or if it shall be necessary, in the opinion of either such counsel, at any such time to amend a Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the Securities Act or the Rules and Regulations, the Mach Parties will promptly prepare and file with the Commission, subject to Section 6.2, such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Mach Parties will furnish to the Underwriter such number of written and electronic copies of such amendment or supplement as the Underwriter may reasonably request. The Mach Parties will provide the Underwriter with notice of the occurrence of any event of which the Partnership is aware during the period specified above that may give rise to the need to amend or supplement a Registration Statement or the Prospectus as provided in the preceding sentence promptly after the occurrence of such event. If at any time following the distribution of any Written Testing-the-Waters Communication there occurred or occurs an event or development as a result of which such Written Testing-the-Waters Communication included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Mach Parties will promptly notify the Underwriter and will promptly amend or supplement, at its own expense, such Written Testing-the-Waters Communication to eliminate or correct such untrue statement or omission.

6.7. The Mach Parties will make generally available (within the meaning of Section 11(a) of the Securities Act) to its security holders and to the Underwriter as soon as practicable, but not later than 45 days after the end of its fiscal quarter in which the first anniversary date of the effective date of a Registration Statement occurs, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a period of at least twelve consecutive months beginning after the effective date of the Registration Statement.

6.8. The Mach Parties will use their best efforts to maintain the listing of the Common Units (including the Units) on the NYSE.

6.9. During a period of 45 days from the date of the Prospectus (the “Lock-Up Period”), the Partnership and the General Partner will not, without the prior written consent of the Underwriter, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any Common Units or any securities convertible into or exercisable or exchangeable for Common Units or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of Common Units, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Units or such other securities, in cash or otherwise, other than (1) the Units to be sold hereunder, (2) the issuance of Common Units or options or other rights to acquire Common Units granted pursuant to the Partnership’s 2023 Long-Term Incentive Plan that is referred to in the Prospectus, as such plans may be amended or (3) the issuance of Common Units upon the exercise of any such options.

6.10. The Mach Parties and the Selling Unitholders will not take, directly or indirectly, any action designed to or that constitute or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any securities of the Partnership to facilitate the sale or resale of the Units.

6.11. The Mach Parties, during the period when the Prospectus is required to be delivered in connection with sales of the Units under the Securities Act or the Exchange Act (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act), will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act and the applicable rules and regulations of the Commission thereunder.

6.12. If the Mach Parties elect to rely upon Rule 462(b) under the Securities Act, the Partnership will file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and at the time of filing either to pay to the Commission the filing fee for the Rule 462(b) Registration Statement or to give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Securities Act.

6.13. If so requested by the Underwriter, the Mach Parties shall cause to be prepared and delivered, at its expense, within two business days from the effective date of this Agreement, to the Underwriter an “electronic Prospectus” to be used by the Underwriter in connection with the offering and sale of the Units. As used herein, the term “electronic Prospectus” means a form of the most recent Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, satisfactory to the Underwriter, that may be transmitted electronically by the Underwriter to offerees and purchasers of the Units, (ii) it shall disclose the same information as such paper Preliminary Prospectus, Issuer Free Writing Prospectus or the Prospectus, as the case may be; and (iii) it shall be in or convertible into a paper format or an electronic format, satisfactory to the Underwriter, that will allow investors to store and have continuously ready access to such Preliminary Prospectus, Issuer Free Writing Prospectus or the Prospectus at any future time, without charge to investors (other than any fee charged for subscription to the Internet generally). The Mach Parties hereby confirm that, if so requested by the Underwriter, it has included or will include in the Prospectus filed with the Commission an undertaking that, upon receipt of a request by an investor or his or her representative, the Partnership shall transmit or cause to be transmitted promptly, without charge, a paper copy of such paper Preliminary Prospectus, Issuer Free Writing Prospectus or the Prospectus to such investor or representative.

6.14. The Partnership will comply with all provisions of any undertakings contained in the Registration Statement.

6.15. Other than excepted activity pursuant to Regulation M under the Exchange Act, the Mach Parties will not at any time, directly or indirectly, take any action designed, or which might reasonably be expected to cause, result in, or constitute, stabilization or manipulation of the price of the Common Units to facilitate the sale or resale of any of the Units.

6.16. The Partnership will timely file with the NYSE all documents and notices required by the NYSE.

7.(a) Each of the Mach Parties represents and agrees that, without the prior consent of the Underwriter, and the Underwriter represents and agrees that, without the prior written consent of the Partnership, it has not made and will not make any offer relating to the Units that would constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act; each of the Selling Unitholders represents and agrees that, without the prior consent of the Partnership and the Underwriter, it has not made and will not make any offer relating to the Units that would constitute a free writing prospectus; any such free writing prospectus the use of which has been consented to by the Partnership and the Underwriter is listed on Schedule III hereto;

(b) The Mach Parties have complied and will comply with the requirements of Rule 433 under the Securities Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; the Mach Parties represent that they have each satisfied and agree that they will satisfy the conditions under Rule 433 under the Securities Act to avoid a requirement to file with the Commission any electronic road show;

(c) The Mach Parties agree that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in a Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Mach Parties will give prompt notice thereof to the Underwriter and, if requested by the Underwriter in writing (which may occur by email), will prepare and furnish without charge to the Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Mach Parties by the Underwriter expressly for use therein.

8. The Mach Parties covenant and agree with the Underwriter that, whether or not the transactions contemplated by this Agreement are consummated, the Mach Parties will pay or cause to be paid all expenses incident to the performance of the obligations of the Mach Parties and the Selling Unitholders under this Agreement, including (i) the fees, disbursements and expenses of the Partnership’s counsel and accountants; (ii) filing fees and all other expenses in connection with the preparation, printing and filing of any Registration Statement, each Preliminary Prospectus, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriter and dealers; (iii) the cost of printing or producing this Agreement, closing documents (including any compilations thereof) and such other documents as may be required in connection with the offering, purchase, sale and delivery of the Units; (iv) all expenses in connection with the qualification of the Units for offering and sale under state securities laws as provided in Section 6.3, including filing fees and the reasonable fees and disbursements of counsel for the Underwriter in connection with such qualification and in connection with the Blue Sky survey (such expenses not to exceed $5,000); (v) all fees and expenses in connection with listing the Common Units (including the Units) on NYSE; (vi) the filing fees incident to, and the reasonable fees and disbursements of counsel for the Underwriter (up to $35,000) in connection with, securing any required review by FINRA of the terms of the sale of the Units; (vii) all fees and expenses in connection with the preparation and delivery of the certificates representing the Units to the Underwriter, including any stock or other transfer taxes and any stamp or other duties payable upon the sale or delivery of the Units to the Underwriter; (viii) the cost and charges of any transfer agent or registrar; (ix) the transportation and other expenses incurred by the Partnership in connection with presentations to prospective purchasers of Units including any costs and expenses relating to the preparation of any investor presentations or roadshow presentations (including electronic roadshows and any roadshow slides, graphics or videos); and (x) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 8. It is understood, however, that, except as provided in this Section 8, the Underwriter shall pay all of its costs and expenses, including disbursements of their counsel.

9. The obligations of the Underwriter hereunder to purchase the Units on the Closing Date or each Option Closing Date, as the case may be, are subject to the performance by the Mach Parties and the Selling Unitholders of their respective obligations hereunder and to the following additional conditions:

9.1. The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Securities Act within the applicable time period prescribed for such filing by the Rules and Regulations and in accordance with Section 6.1; all material required to be filed by the Partnership pursuant to Rule 433(d) under the Securities Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433 under the Securities Act; if the Partnership has elected to rely upon Rule 462(b) under the Securities Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of any Registration Statement or any part thereof or the Prospectus or any part thereof or any Issuer Free Writing Prospectus shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission or any state securities commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction.

9.2. No Underwriter shall have discovered and disclosed to the Partnership on or prior to the Closing Date or any Option Closing Date that a Registration Statement, the Pricing Disclosure Package or the Prospectus, or any amendment or supplement thereto, contains an untrue statement of a fact which, in the opinion of Baker Botts L.L.P., counsel for the Underwriter, is material or, in the case of a Registration Statement or any amendment or supplement thereto, omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or, in the case of the Pricing Disclosure Package or the Prospectus or any amendment or supplement thereto, omits to state a fact which, in the opinion of such counsel, is a material fact necessary in order to make the statements therein, in the light of the circumstances under which the statements were made, not misleading, and is not otherwise corrected in an amendment or supplement to a Registration Statement, the Pricing Disclosure Package or the Prospectus or in any Issuer Free Writing Prospectus.

9.3. All corporate, limited liability company or limited partnership proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Units, the Registration Statement, the Pricing Disclosure Package, the Prospectus and any Issuer Free Writing Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriter, and the Mach Parties and the Selling Unitholders shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

9.4. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority having jurisdiction over the Partnership that would prevent the sale or delivery of the Units by the Selling Unitholders; and no injunction or order of any federal, state or foreign court shall have been issued that would prevent the sale or delivery of the Units by the Selling Unitholders.

9.5. The representations and warranties of the Mach Parties and the Selling Unitholders contained herein are true and correct on and as of the Closing Date or the Option Closing Date, as the case may be, as if made on and as of the Closing Date or the Option Closing Date, as the case may be, and the Mach Parties and the Selling Unitholders shall have complied with all of their agreements contained herein and satisfied all the conditions on their part to be performed or satisfied at or prior to the Closing Date or the Option Closing Date, as the case may be.

9.6. Subsequent to the execution and delivery of this Agreement and prior to the Closing Date or the Option Closing Date, as the case may be, there shall not have occurred any downgrading, nor shall any notice have been given of (i) any downgrading, (ii) any intended or potential downgrading or (iii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Partnership or any Subsidiary by any “nationally recognized statistical rating organization”, as such term is defined in Section 3(a)(62) of the Exchange Act.

9.7. (i) Neither the Partnership nor any Subsidiary shall have sustained since the date of the latest audited financial statements included in or incorporated by reference in the Pricing Prospectus and the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus and the Prospectus, and (ii) since the respective dates as of which information is given in a Registration Statement and the Prospectus and except as disclosed or contemplated therein, (1) there shall not have been any change in the limited partner interests or long-term debt of the Partnership or any Subsidiary or (2) there shall not have been any material adverse change, or any development that would reasonably be expected to result in a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, unitholders’ equity or results of operations of the Partnership, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Underwriter so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Units being delivered at such Closing Date or Option Closing Date, as the case may be, on the terms and in the manner contemplated in the Registration Statement, the Pricing Prospectus or the Prospectus.

9.8. The Underwriter shall have received on and as of the Closing Date and each Option Closing Date a certificate of two executive officers of the General Partner, at least one of whom has specific knowledge about the Partnership’s financial matters, satisfactory to the Underwriter, to the effect (1) set forth in Section 9.5 (with respect to the respective representations, warranties, agreements and conditions of the Mach Parties) and Section 9.6, (2) that none of the situations set forth in clauses (i) or (ii) of Section 9.7 shall have occurred and (3) that no stop order suspending the effectiveness of a Registration Statement has been issued and to the knowledge of the Mach Parties, no proceedings for that purpose have been instituted or are pending or contemplated by the Commission.

9.9. The Underwriter shall have received on and as of the Closing Date and each Option Closing Date a certificate or certificates of a representative of each of the Selling Unitholders, satisfactory to the Underwriter, to the effect set forth in Section 9.5 (with respect to the respective representations, warranties, agreements and conditions of the Selling Unitholders).

9.10. On the Closing Date and each Option Closing Date, Kirkland & Ellis LLP, counsel for the Partnership, shall have furnished to the Underwriter their written opinion and negative assurance letter, dated the Closing Date or the Option Closing Date, as the case may be, in form and substance reasonably satisfactory to counsel for the Underwriter. In rendering such opinions, counsel may rely, to the extent they deem such reliance proper, as to matters of fact upon certificates of officers of the Mach Parties, of the Selling Unitholders and of Government Officials, provided that counsel shall state their belief that they and you are justified in relying thereon. Copies of all such certificates shall be furnished to you and your counsel on the Closing Date and each Option Closing Date.

9.11. On the Closing Date and each Option Closing Date, Latham & Watkins LLP, counsel for VEPU Inc. and Simlog Inc., shall have furnished to the Underwriter their written opinion, dated the Closing Date or the Option Closing Date, as the case may be, in form and substance reasonably satisfactory to counsel for the Underwriter. In rendering such opinions, counsel may rely, to the extent they deem such reliance proper, as to matters of fact upon certificates of officers of the Mach Parties, of the Selling Unitholders and of Government Officials, provided that counsel shall state their belief that they and you are justified in relying thereon, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters. Copies of all such certificates shall be furnished to you and your counsel on the Closing Date and each Option Closing Date.

9.12. On the Closing Date and each Option Closing Date, Vinson & Elkins LLP, counsel for Sabinal, shall have furnished to the Underwriter their written opinion, dated the Closing Date or the Option Closing Date, as the case may be, in form and substance reasonably satisfactory to counsel for the Underwriter. In rendering such opinions, counsel may rely, to the extent they deem such reliance proper, as to matters of fact upon certificates of officers of the Mach Parties, of the Selling Unitholders and of Government Officials, provided that counsel shall state their belief that they and you are justified in relying thereon, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters. Copies of all such certificates shall be furnished to you and your counsel on the Closing Date and each Option Closing Date.

9.13. On the date of this Agreement, Grant Thornton LLP shall have furnished to the Underwriter a letter, dated the date hereof, in form and substance reasonably satisfactory to the Underwriter, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the financial statements and certain financial information of the Partnership contained or incorporated by reference in the Registration Statement and the Prospectus.

9.14. On the Closing Date and each Option Closing Date, the Underwriter shall have received from Grant Thornton LLP a letter, dated the Closing Date or such Option Closing Date, as the case may be, to the effect that they reaffirm the statements made in the letter or letters furnished pursuant to Section 9.13, except that the specified date referred to shall be a date not more than three business days prior to the Closing Date or such Option Closing Date, as the case may be.

9.15. On the date of this Agreement, Weaver and Tidwell, L.L.P. shall have furnished to the Underwriter a letter, dated the date hereof, in form and substance reasonably satisfactory to the Underwriter, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the financial statements and certain financial information of Sabinal contained or incorporated by reference in the Registration Statement and the Prospectus.

9.16. On the Closing Date and each Option Closing Date, the Underwriter shall have received from Weaver and Tidwell, L.L.P. a letter, dated the Closing Date or such Option Closing Date, as the case may be, to the effect that they reaffirm the statements made in the letter or letters furnished pursuant to Section 9.15, except that the specified date referred to shall be a date not more than three business days prior to the Closing Date or such Option Closing Date, as the case may be.

9.17. On the date of this Agreement, PricewaterhouseCoopers LLP shall have furnished to the Underwriter a letter, dated the date hereof, in form and substance reasonably satisfactory to the Underwriter, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the financial statements and certain financial information of SIMCOE contained or incorporated by reference in the Registration Statement and the Prospectus.

9.18. On the Closing Date and each Option Closing Date, the Underwriter shall have received from PricewaterhouseCoopers LLP a letter, dated the Closing Date or such Option Closing Date, as the case may be, to the effect that they reaffirm the statements made in the letter or letters furnished pursuant to Section 9.17, except that the specified date referred to shall be a date not more than three business days prior to the Closing Date or such Option Closing Date, as the case may be.

9.19. On the date of this Agreement, PricewaterhouseCoopers LLP shall have furnished to the Underwriter a letter, dated the date hereof, in form and substance reasonably satisfactory to the Underwriter, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the financial statements and certain financial information of SJ INVESTMENT contained or incorporated by reference in the Registration Statement and the Prospectus.

9.20. On the Closing Date and each Option Closing Date, the Underwriter shall have received from PricewaterhouseCoopers LLP a letter, dated the Closing Date or such Option Closing Date, as the case may be, to the effect that they reaffirm the statements made in the letter or letters furnished pursuant to Section 9.19, except that the specified date referred to shall be a date not more than three business days prior to the Closing Date or such Option Closing Date, as the case may be.

9.21. On the date of this Agreement, Cawley, Gillespie & Associates, Inc. shall have furnished to the Underwriter reserve reports and confirmation letters, dated the date hereof, in form and substance reasonably satisfactory to the Underwriter, containing statements and information of the type ordinarily included in such letters to underwriters with respect to the reserve and other operational information of the Partnership’s assets audited by Cawley, Gillespie & Associates, Inc. and contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

9.22. On the Closing Date and each Option Closing Date, the Underwriter shall have received from Cawley, Gillespie & Associates, Inc. a letter, dated the Closing Date or such Option Closing Date, as the case may be, to the effect that they reaffirm the statements made in the letter or letters furnished pursuant to Section 9.21, except that the specified date referred to shall be a date not more than three business days prior to the Closing Date or such Option Closing Date, as the case may be.

9.23. On the date of this Agreement, Netherland, Sewell & Associates, Inc. shall have furnished to the Underwriter reserve reports and confirmation letters, dated the date hereof, in form and substance reasonably satisfactory to the Underwriter, containing statements and information of the type ordinarily included in such letters to underwriters with respect to the reserve and other operational information of the Sabinal Assets audited by Netherland, Sewell & Associates, Inc. and contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

9.24. On the Closing Date and each Option Closing Date, the Underwriter shall have received from Netherland, Sewell & Associates, Inc. a letter, dated the Closing Date or such Option Closing Date, as the case may be, to the effect that they reaffirm the statements made in the letter or letters furnished pursuant to Section 9.23, except that the specified date referred to shall be a date not more than three business days prior to the Closing Date or such Option Closing Date, as the case may be.

9.25. On the date of this Agreement, Netherland, Sewell & Associates, Inc. shall have furnished to the Underwriter reserve reports and confirmation letters, dated the date hereof, in form and substance reasonably satisfactory to the Underwriter, containing statements and information of the type ordinarily included in such letters to underwriters with respect to the reserve and other operational information of the IKAV Assets audited by Netherland, Sewell & Associates, Inc. and contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

9.26. On the Closing Date and each Option Closing Date, the Underwriter shall have received from Netherland, Sewell & Associates, Inc. a letter, dated the Closing Date or such Option Closing Date, as the case may be, to the effect that they reaffirm the statements made in the letter or letters furnished pursuant to Section 9.25, except that the specified date referred to shall be a date not more than three business days prior to the Closing Date or such Option Closing Date, as the case may be.

9.27. On the Closing Date and each Option Closing Date, Baker Botts L.L.P., counsel for the Underwriter, shall have furnished to the Underwriter their opinion and negative assurance letter dated the Closing Date or the Option Closing Date, as the case may be, in such form and substance reasonably satisfactory to the Underwriter. In rendering such opinions, counsel may rely, to the extent they deem such reliance proper, as to matters of fact upon certificates of officers of the Mach Parties, of the Selling Unitholders and of Government Officials, provided that counsel shall state their belief that they and you are justified in relying thereon. Copies of all such certificates shall be furnished to you and your counsel on the Closing Date and each Option Closing Date.

9.28. FINRA shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and conditions.

9.29. The Underwriter shall have received “lock-up” agreements, each substantially in the form of Exhibit A hereto (the “Lock-Up Agreements”), from the unitholders, officers and directors of the General Partner listed in Schedule IV hereto and such agreements shall be in full force and effect on the Closing Date or Option Closing Date, as the case may be.

9.30. On date of this Agreement, the Closing Date, and each Option Closing Date (if applicable), the Underwriter shall have received a certificate of the chief financial officer of the General Partner, in form and substance reasonably satisfactory to the Underwriter with respect to certain financial information contained or incorporated by reference in the Registration Statement and the Prospectus.

9.31. The Underwriter shall have received on and as of the Closing Date and each Option Closing Date a properly completed and executed Internal Revenue Service (“IRS”) Form W-9 or an IRS Form W-8, as appropriate, together with all required attachments to such Form W-8 or Form W-9, as the case may be.

9.32. On or prior to the Closing Date and each Option Closing Date, the Mach Parties shall have furnished or caused to have been furnished to the Underwriter such further information, certificates and documents as the Underwriter shall reasonably request.

9.33. On or prior to the Closing Date and each Option Closing Date, the Selling Unitholders shall have furnished or caused to have been furnished to the Underwriter such further information, certificates and documents as the Underwriter shall reasonably request.

9.34. The Underwriter shall have received satisfactory evidence, as of the Closing Date and each Option Closing Date, of the good standing of each of the Partnership Entities in their respective jurisdictions of organization, in each case, in writing from the appropriate governmental authorities of such jurisdictions.

9.35. The Underwriter shall have received satisfactory evidence, as of the Closing Date and each Option Closing Date, of the good standing of each of the Selling Unitholders in their respective jurisdictions of organization, in each case, in writing from the appropriate governmental authorities of such jurisdictions.

9.36. All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Underwriter and its counsel. The Selling Unitholders and the Partnership will furnish the Underwriter with such conformed copies of such opinions, certificates, letters and other documents as the Underwriter shall reasonably request. The Underwriter may waive compliance with any conditions to the obligations of the Underwriter hereunder, whether in respect of an Option Closing Date or otherwise.

9.37. On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the NYSE; (ii) a suspension or material limitation in trading in the Partnership’s securities on the NYSE; (iii) a general moratorium on commercial banking activities declared by any of Federal, Maryland or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or clause (v) in the judgment of the Underwriter, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Units being delivered at such Closing Date or Option Closing Date, as the case may be, on the terms and in the manner contemplated in the Prospectus.

If any condition specified in this Section 9 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated, subject to the provisions of Section 12, by the Underwriter by notice to the Partnership at any time at or prior to the Closing Date or Option Closing Date, as the case may be, and such termination shall be without liability of any party to any other party, except as provided in Section 12.

10. (a) The Mach Parties each, jointly and severally, agree to indemnify and hold harmless the Underwriter, each Selling Unitholder and each person, if any, who controls any Underwriter or Selling Unitholder within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including without limitation, reasonable attorneys’ fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation, and which are in each case documented by the incurring Underwriter or Selling Unitholder), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained or incorporated by reference in the Initial Registration Statement, as originally filed or any amendment thereof, the Registration Statement, or any post-effective amendment thereof, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of any untrue statement or alleged untrue statement of a material fact included in any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication, or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Mach Parties will not be liable in any such case to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Initial Registration Statement, as originally filed or any amendment thereof, the Registration Statement, or any post-effective amendment thereof, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, any Issuer Free Writing Prospectus, or any Written Testing-the-Waters Communication in reliance upon and in conformity with written information furnished to the Mach Parties by or on behalf of any Underwriter or Selling Unitholder through the Underwriter expressly for use therein or written information furnished to the Mach Parties by any Selling Unitholder expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter is the information described as such in Section 10(c) below, and the only such information furnished by any Selling Unitholder is the Selling Unitholder Information of such Selling Unitholder.

(b) Each Selling Unitholder agrees, severally and not jointly, to indemnify and hold harmless the Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including without limitation, reasonable attorneys’ fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation, and which are in each case documented by the incurring Underwriter), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained or incorporated by reference in the Initial Registration Statement, as originally filed or any amendment thereof, the Registration Statement, or any post-effective amendment thereof, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of any untrue statement or alleged untrue statement of a material fact included in any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication, or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that such Selling Unitholder will only be liable in any such case to the extent such losses, liabilities, claims, damages or expenses arise out of or are based upon any such untrue statement or alleged untrue statement in or omission or alleged omission from any such documents in reliance upon and in conformity with such Selling Unitholder’s Selling Unitholder Information. The liability of such Selling Unitholder under the indemnity agreement contained in this paragraph shall be limited to an amount equal to the gross proceeds from the offering of Units purchased under this Agreement received by such Selling Unitholder as set forth in the table on the cover page of the Prospectus .

(c) The Underwriter agrees to indemnify and hold harmless the Mach Parties and the Selling Unitholders, each of the directors of the Mach Parties and the Selling Unitholders, each of the officers of the Mach Parties and the Selling Unitholders who shall have signed a Registration Statement, and each other person, if any, who controls the Mach Parties or the Selling Unitholders within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including without limitation, reasonable attorneys’ fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained or incorporated by reference in the Initial Registration Statement, as originally filed or any amendment thereof, the Registration Statement, or any post-effective amendment thereof, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of any untrue statement or alleged untrue statement of a material fact included in any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, any Issuer Free Writing Prospectus or any Written Testing-the-Waters Communication, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Partnership or the Selling Unitholders by or on behalf of such Underwriter through the Underwriter expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of the Underwriter: the concession and reallowance figures and the paragraph relating to stabilization by the Underwriter appearing under the caption “Underwriting”; and the only such information furnished by any Selling Unitholder is the Selling Unitholder Information of such Selling Unitholder.

(d) Promptly after receipt by an indemnified party under Section 10(a), 10(b) or 10(c) of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such Section, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 10). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and jointly with any other indemnifying party similarly notified, to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, which counsel, in the event of indemnified parties under Section 10(a) or Section 10(b), shall be selected by the Underwriter. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there is a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the third and fourth sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(e) If the indemnification provided for in this Section 10 is unavailable to or insufficient to hold harmless an indemnified party under Section 10(a), 10(b) or 10(c) in respect of any losses, liabilities, claims, damages or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, liabilities, claims, damages or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Mach Parties and the Selling Unitholders, on the one hand, and the Underwriter, on the other, from the offering of the Units. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Mach Parties and the Selling Unitholders, on the one hand, and the Underwriter, on the other, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Mach Parties and the Selling Unitholders, on the one hand, and the Underwriter, on the other, from the offering of the Units shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Selling Unitholders bear to the total underwriting discounts and commissions received by the Underwriter, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Partnership, the Selling Unitholders or the Underwriter, respectively, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Mach Parties, the Selling Unitholders and the Underwriter each agree that it would not be just and equitable if contributions pursuant to this Section 10(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 10(e). The amount paid or payable by an indemnified party as a result of the losses, liabilities, claims, damages or expenses (or actions in respect thereof) referred to above in this Section 10(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10(e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Units underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriter’s obligations in this Section 10(e) to contribute are several in proportion to their respective underwriting obligations and not joint.

(f) The obligations of the parties to this Agreement contained in this Section 10 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

11. Notwithstanding anything herein contained, this Agreement (or the obligations of the Underwriter with respect to any Option Units which have yet to be purchased) may be terminated, subject to the provisions of Section 12, in the absolute discretion of the Underwriter, by notice given to the Partnership and the Selling Unitholders, if after the execution and delivery of this Agreement and prior to the Closing Date or the Option Closing Date, as the case may be, (a) trading generally on the NYSE shall have been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, FINRA or any other governmental or regulatory authority, (b) trading of any securities of or guaranteed by the Partnership or any Subsidiary shall have been suspended on any exchange or in any over-the-counter market, (c) a general moratorium on commercial banking activities in New York or Maryland shall have been declared by Federal, New York State or Maryland State authorities or a new restriction materially adversely affecting the distribution of the Firm Units or the Option Units, as the case may be, shall have become effective or (d) there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Underwriter, impracticable to market the Units to be delivered on the Closing Date or Option Closing Date, as the case may be, or to enforce contracts for the sale of the Units.

If this Agreement is terminated pursuant to this Section 11, such termination will be without liability of any party to any other party except as provided in Section 12 hereof.

12. The provisions of Section 8 and Section 10 and the respective indemnities, agreements, representations, warranties and other statements of the Selling Unitholders, of the Mach Parties or its officers and of the Underwriter set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Selling Unitholders, the Mach Parties or any of their respective representatives, officers or directors or any controlling person, (ii) delivery of and payment for the Units and (iii) any termination of this Agreement for any reason whatsoever. If this Agreement shall be terminated by the Underwriter under Section 9 or otherwise because of any failure or refusal on the part of the Mach Parties or any Selling Unitholder to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Mach Parties or any Selling Unitholder shall be unable to perform its obligations under this Agreement or any condition of the Underwriter’s obligations cannot be fulfilled, in each case other than as a result of a termination by the Underwriter pursuant to Section 11 hereof, the Mach Parties and such Selling Unitholder agree to reimburse the Underwriter with respect to themselves, severally, for all out-of-pocket expenses (including the fees and expenses of its counsel) reasonably incurred and documented by the Underwriter in connection with this Agreement or the offering contemplated hereunder; provided, however, such amounts to be reimbursed hereunder other than the reasonable fees and expenses of its counsel shall not exceed $100,000.

13. This Agreement shall inure to the benefit of and be binding upon the Selling Unitholders, the Mach Parties and the Underwriter, the officers and directors of the Mach Parties referred to herein, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Units from any Underwriter shall be deemed to be a successor or assign by reason merely of such purchase.

14. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt thereof by the recipient if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriter shall be given to Morgan Stanley & Co. LLC, 1585 Broadway, New York, New York, 10036, Attention: Equity Syndicate Desk, with a copy to the Legal Department.

15. If the Underwriter is affiliated with any person or entity engaged to act as an investment adviser on behalf of any investor who has a direct or indirect interest in the Units being sold by the Selling Unitholders, the Units which the Underwriter shall procure purchasers for, or failing which shall underwrite, shall not include any Common Units attributable to such investor and, accordingly, the fees or other amounts received by the Underwriter in connection with the transactions contemplated by this Agreement shall not include any fees or other amounts attributable to the Common Units attributable to such investor.

16. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form in compliance with the U.S. federal ESIGN Act of 2000 or any comparable state statutes, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

17. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO SUCH STATE’S PRINCIPLES OF CONFLICTS OF LAWS.

18. The parties hereby submit to the jurisdiction of and venue in the federal courts located in the City of New York, New York in connection with any dispute related to this Agreement, any transaction contemplated hereby, or any other matter contemplated hereby.

19. The Mach Parties and Selling Unitholders each acknowledge and agree that (i) the purchase and sale of the Units pursuant to this Agreement, including the determination of the public offering price of the Units and any related discounts and commissions, is an arm’s-length commercial transaction between the Mach Parties and Selling Unitholders, on the one hand, and the Underwriter, on the other, (ii) in connection therewith and with the process leading to such transaction the Underwriter is acting solely as a principal and not the agent or fiduciary of the Selling Unitholders, the Mach Parties or their respective stockholders, creditors, employees or any other party, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Mach Parties or the Selling Unitholders with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Mach Parties or the Selling Unitholders on other matters) or any other obligation to the Mach Parties or the Selling Unitholders except the obligations expressly set forth in this Agreement and (iv) the Mach Parties and the Selling Unitholders have consulted their own legal and financial advisors to the extent it deemed appropriate. The Mach Parties and Selling Unitholders each agree that each will not claim that the Underwriter, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Mach Parties or the Selling Unitholders, in connection with such transaction or the process leading thereto.

20. The Mach Parties and the Selling Unitholders acknowledge that the Underwriter’s research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that the Underwriter’s research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Partnership and/or the offering that differ from the views of their respective investment banking divisions. The Mach Parties and the Selling Unitholders each hereby waive and release, to the fullest extent permitted by law, any claims that the Mach Parties or the Selling Unitholders may have against the Underwriter with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Mach Parties or the Selling Unitholders by such Underwriter’s investment banking divisions. The Mach Parties and the Selling Unitholders acknowledge that the Underwriter is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transaction for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement. The Selling Unitholders further acknowledge and agree that, although the Underwriter may provide the Selling Unitholders with certain Regulation Best Interest and Form CRS disclosures or other related documentation in connection with the offering of Units as provided under this Agreement, the Underwriter is not making a recommendation to the Selling Unitholders to participate in such offering, to enter into a “lock-up” agreement or to sell any Units at the purchase price per share determined in accordance and subject to the terms of this Agreement, and nothing set forth in such disclosures or documentation is intended to suggest that any Underwriter is making such a recommendation.

21. Notwithstanding anything herein to the contrary, the Mach Parties and the Selling Unitholders are authorized to disclose to any persons the U.S. federal and state income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Mach Parties or the Selling Unitholders relating to that treatment and structure, without the Underwriter imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.

22. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Selling Unitholders, the Mach Parties and the Underwriter, or any of them, with respect to the subject matter hereof.

23. The Selling Unitholders, the Mach Parties and the Underwriter hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

24. (a) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b) In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

As used in this Section 24:

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. Section 1841(k).

“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. Section 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. Section 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R Section 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R Sections 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Mach Parties a counterpart hereof, whereupon this instrument will become a binding agreement among the Selling Unitholders, the Mach Parties and the Underwriter.

Very truly yours,

VEPU INC.

By:	/s/ Constantin von Wasserschleben
Name:	Constantin von Wasserschleben
Title:	President

SIMLOG INC.

By:	/s/ Megan Ebadat Gresham
Name:	Megan Ebadat Gresham
Title:	Treasurer

SABINAL ENERGY OPERATING, LLC

By:	/s/ Oren Marouni
Name:	Oren Marouni
Title:	General Manager

[Signature Page to Underwriting Agreement]

Very truly yours,

MACH NATURAL RESOURCES LP

By:	Mach Natural Resources GP LLC, its general partner

By:	/s/ Tom L. Ward
Name:	Tom L. Ward
Title:	Chief Executive Officer

MACH NATURAL RESOURCES GP LLC

By:	/s/ Tom L. Ward
Name:	Tom L. Ward
Title:	Chief Executive Officer

Accepted as of the date hereof:

MORGAN STANLEY & CO. LLC

By:	MORGAN STANLEY & CO. LLC

By:	/s/ Joe Nassirian
Name:	Joe Nassirian
Title:	Executive Director

[Signature Page to Underwriting Agreement]

SCHEDULE I

Selling Unitholders

Name:	Number of Firm Units to be Sold	Number of Option Units to be Sold
VEPU Inc.	4,612,874	691,931
Simlog Inc.	944,805	141,720
Sabinal Energy Operating, LLC	3,442,321	516,349
Total	9,000,000	1,350,000

Schedule I

SCHEDULE II

Underwriter

Name:	Number of Firm Units to be Purchased	Number of Option Units to be Purchased
Morgan Stanley & Co. LLC	9,000,000	1,350,000
Total	9,000,000	1,350,000

Schedule II

SCHEDULE III

(a) Issuer Free Writing Prospectus

i) None

(b) Written Testing-the-Waters Communications

i) None

(c) Pricing Information

Number of Firm Units: 9,000,000

Public Offering Price: $13.05

Schedule III

SCHEDULE IV

Persons Subject to Lock-Up

Mach Resources LLC

BCE-Mach Aggregator LLC

Tom L. Ward

Tom L Ward 1992 Revocable Trust

Tom L. Ward Family Foundation

James David Ward Trust

Kevin R. White

Michael E. Reel

William McMullen

Stephen Perich

Edgar R. Giesinger

Christopher J. Burn

VEPU Inc.

Simlog Inc.

Sabinal Energy Operating, LLC

Schedule IV

EXHIBIT A

LOCK-UP AGREEMENT

MACH NATURAL RESOURCES LP

14201 Wireless Way, Suite 300
Oklahoma City, OK 73134

MORGAN STANLEY & CO. LLC

1585 Broadway

New York, New York 10036

Ladies and Gentlemen:

The undersigned refers to the proposed Underwriting Agreement (the “Underwriting Agreement”) among Mach Natural Resources LP, a Delaware limited partnership (the “Partnership”), Mach Natural Resources GP LLC, a Delaware limited liability company and general partner of the Partnership, certain unitholders of the Partnership listed in Schedule I to the Underwriting Agreement, as selling unitholders, and Morgan Stanley & Co. LLC (the “Underwriter”). As an inducement to the Underwriter to execute the Underwriting Agreement in connection with the proposed public offering of common units representing limited partner interests in the Partnership (the “Common Units” and such offering, the “Public Offering”), pursuant to a Registration Statement on Form S-3, the undersigned hereby agrees that during the period commencing on the date of this letter agreement (this “Agreement”) and ending at the close of the first Trading Day (as defined herein) on or after the 45th day after the date of the final prospectus used to sell the Common Units (the “Public Offering Date”) pursuant to the Underwriting Agreement (such 45-day period being referred to herein as the “Lock-Up Period”), to which you are or expect to become parties, the undersigned will not (and will cause any spouse or immediate family member of the spouse or the undersigned living in the undersigned’s household, any partnership, corporation or other entity within the undersigned’s control, and any trustee of any trust that holds Common Units or other securities of the Partnership for the benefit of the undersigned or such spouse or family member not to) offer, sell, contract to sell (including any short sale), pledge, hypothecate, establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), grant any option, right or warrant for the sale of, purchase any option or contract to sell, sell any option or contract to purchase, or otherwise encumber, dispose of or transfer, or grant any rights with respect to, directly or indirectly, any Common Units or securities convertible into or exchangeable or exercisable for any Common Units, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Units, whether any such aforementioned transaction is to be settled by delivery of the Common Units or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of the Underwriter, which consent may be withheld in the respective Underwriter’s sole discretion. For purposes of this Agreement, a “Trading Day” is a day on which the New York Stock Exchange is open for the buying and selling of securities.

Exhibit A-1

Notwithstanding the foregoing, the undersigned may transfer the undersigned’s Common Units or securities convertible into or exchangeable or exercisable for any Common Units without the prior written consent of the Underwriter as follows, provided that each resulting transferee of Common Units or securities convertible into or exchangeable or exercisable for any Common Units executes and delivers to the Underwriter an agreement reasonably satisfactory to the Underwriter certifying that such transferee is bound by the terms of this Agreement and has been in compliance with the terms hereof since the date first above written as if it had been an original party hereto: (i) as a bona fide gift or gifts; (ii) to any trust or other entity for the direct or indirect benefit of the undersigned or the immediate family of the undersigned; (iii) if the undersigned is a corporation, partnership, limited liability company, trust or other business entity and (a) transfers to another corporation, partnership, limited liability company, trust or other business entity that is a direct or indirect affiliate (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended) of the undersigned or (b) distributes Common Units or any security convertible into or exchangeable or exercisable for any Common Units to limited partners, limited liability company members or stockholders of the undersigned, or to any investment fund or other entity that controls or manages the undersigned; (iv) via transfer by testate succession or intestate succession; (v) if the undersigned is not an officer or director of the General Partner, in connection with the grant and maintenance of a bona fide lien, security interest, pledge, hypothecation or other similar encumbrance of Common Units by the undersigned to a recognized financial institution in connection with a loan to the undersigned as collateral or security for any loan, advance, extension of credit or similar financing activity (however may not transfer Common Units upon foreclosure of such Common Units in connection with such arrangement); (vi) in connection with the exercise of options or warrants or the vesting, exercise or settlement of any other equity-based award, in each case, granted pursuant to the Partnership’s long-term incentive plans or otherwise outstanding on the date hereof and disclosed in the Prospectus, including any Common Units withheld by the Partnership Entities or any of their subsidiaries to pay any applicable exercise price or tax withholding associated with such awards; provided that, (a) the restrictions contained in the Lock-Up Agreements shall apply to the Common Units issued upon such exercise, conversion, vesting or settlement, (b) if the undersigned is subject to Section 16 reporting with respect to the Partnership under the Exchange Act and any Form 4 or Form 5 is required to be filed under the Exchange Act, any such filing will indicate by footnote disclosure or otherwise the nature of the transfer, disposition or distribution and (c) for any options or other awards that expire, vest or become settled during the Lock-Up Period while the Partnership and General Partner are unable to transfer Common Units for the purposes of satisfying any tax or other governmental withholding obligation, the restrictions contained in this Agreement shall not apply to Common Units sold for that purpose; (vii) if the undersigned is an employee of the Partnership and transfers to the Partnership upon death, disability or termination of employment of such employee; or (viii) pursuant to an order of a court or regulatory agency; provided that, in the case of any transfer or distribution pursuant to clauses (i) through (iv) above, that no filing by the undersigned or any other person under Section 16(a) of the Exchange Act or other public announcement shall be required or shall be made voluntarily in connection with such transfer or distribution during the Lock-Up Period; provided further, that in the case of any transfer, donation or distribution pursuant to clauses (i) through (iv), (vii) and (viii), any such transfer shall not involve a disposition for value. To the extent any interest in the Partnership’s securities is retained by the undersigned (or such spouse or family member), such securities shall remain subject to the restrictions contained in this Agreement. For purposes of the foregoing, “immediate family” means such person’s spouse, parents, children, brothers, sisters, grandparents, grandchildren and any such person who is so related by marriage such that this includes “step-” and “-in-law” relations as well as such persons so related by adoption.

Exhibit A-2

[In addition, the undersigned agrees that, during the period commencing on the date hereof and ending 45 days after the Public Offering Date, without the prior written consent of the Underwriter (which consent may be withheld in its sole discretion): (a) the undersigned will not request, make any demand for or exercise any right with respect to, the registration of any Common Units or any security convertible into or exercisable or exchangeable for Common Units and (b) the undersigned waives any and all notice requirements and rights with respect to the registration of any such security pursuant to any agreement, understanding or otherwise to which the undersigned is a party.]1

In furtherance of the foregoing, the Partnership and its transfer agent and registrar are hereby authorized to (a) decline to make any transfer of Common Units if such transfer would constitute a violation or breach of this Agreement and (b) place legends and stop transfer instructions on any such Common Units owned or beneficially owned by the undersigned.

[The undersigned acknowledges and agrees that the Underwriter has not provided any recommendation or investment advice nor has the Underwriter solicited any action from the undersigned with respect to the Public Offering and the undersigned has consulted their own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate. The undersigned further acknowledges and agrees that, although the Underwriter may provide certain Regulation Best Interest and Form CRS disclosures or other related documentation to you in connection with the Public Offering, the Underwriter is not making a recommendation to you to participate in the Public Offering or sell any Common Units at the price determined in the Public Offering, and nothing set forth in such disclosures or documentation is intended to suggest that any Underwriter is making such a recommendation.]2

This Agreement is irrevocable and shall be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to choice of law rules. This Agreement shall be terminated and the undersigned shall be released from its obligations hereunder upon the earlier of (a) the date the Underwriting Agreement is terminated and (b) April 10, 2026, if the Closing Date (as defined in the Underwriting Agreement) has not occurred prior to such date.

Very truly yours,

Printed Name:

Date:

1 Note to Draft: Bracketed paragraph will be excluded in the lock-up agreements delivered by the Selling Unitholders.

2 To include if the undersigned is Tom L. Ward, Tom L Ward 1992 Revocable Trust, Tom L. Ward Family Foundation or James David Ward Trust.

Exhibit A-3